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                                                                     Exhibit 4.2

                                                                  EXECUTION COPY


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)


                                       and


                             COLUMN FINANCIAL, INC.
                                    (Seller)

                                   ----------

                        MORTGAGE LOAN PURCHASE AGREEMENT


                            Dated as of May 18, 2005

                                   ----------

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                               TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
Section 1.     Transactions on or Prior to the Closing Date.....................................1
Section 2.     Closing Date Actions.............................................................1
Section 3.     Conveyance of Mortgage Loans.....................................................2
Section 4.     Depositor's Conditions to Closing................................................8
Section 5.     Seller's Conditions to Closing...................................................9
Section 6.     Representations and Warranties of Seller........................................10
Section 7.     Obligations of Seller...........................................................13
Section 8.     Crossed Mortgage Loans..........................................................16
Section 9.     Rating Agency Fees; Costs and Expenses Associated with a Defeasance.............17
Section 10.    Representations and Warranties of Depositor.....................................17
Section 11.    Survival of Certain Representations, Warranties and Covenants...................18
Section 12.    Transaction Expenses............................................................18
Section 13.    Recording Costs and Expenses....................................................18
Section 14.    Notices.........................................................................19
Section 15.    Examination of Mortgage Files...................................................19
Section 16.    Successors......................................................................19
Section 17.    Governing Law...................................................................19
Section 18.    Severability....................................................................20
Section 19.    Further Assurances..............................................................20
Section 20.    Counterparts....................................................................20
Section 21.    Treatment as Security Agreement.................................................20
Section 22.    Recordation of Agreement........................................................21

Schedule I       Schedule of Transaction Terms
Schedule II      Mortgage Loan Schedule
Schedule III     Mortgage Loans Constituting Mortgage Groups
Schedule IV      Mortgage Loans with Lost Notes
Schedule V       Exceptions to Seller's Representations and Warranties

Exhibit A        Representations and Warranties Regarding the Mortgage Loans
Exhibit B        Form of Lost Note Affidavit

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                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement (this "AGREEMENT"), dated as of May 18, 2005, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("SELLER"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("DEPOSITOR").

                                    RECITALS

          I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as SCHEDULE I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement specified on such Schedule of Transaction Terms.

          II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "MORTGAGE LOAN SCHEDULE") annexed hereto as SCHEDULE II (each such mortgage loan, a "MORTGAGE LOAN" and, collectively, the "MORTGAGE LOANS"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "TRUST FUND") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

          NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

          Section 1. TRANSACTIONS ON OR PRIOR TO THE CLOSING DATE. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "TRUSTEE") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; PROVIDED, HOWEVER, that ITEM (xvi) in the definition of Mortgage File (below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; and PROVIDED, FURTHER, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under said ITEM (xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the applicable Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the applicable Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the applicable Master Servicer.

          Section 2. CLOSING DATE ACTIONS. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans

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into the Trust Fund, the issuance of the Certificates and the sale of (a) the
Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "CLOSING") shall take place at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

          (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "MORTGAGE LOAN PURCHASE PRICE" shall be the price mutually agreed upon as such in writing between Depositor and Seller.

          (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

          (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

          (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

          Section 3. CONVEYANCE OF MORTGAGE LOANS. On the Closing Date, Seller shall sell, convey, assign and transfer, subject to any related servicing rights of any applicable Master Servicer under, and/or any applicable Primary Servicer contemplated by, the Pooling and Servicing Agreement, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under:
(i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in SECTION 21(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. The Mortgage File for each Mortgage Loan shall contain the following documents on a collective basis:

          (i) the original Note (or with respect to those Mortgage Loans listed in SCHEDULE IV hereto, a "lost note affidavit" substantially in the form of EXHIBIT B hereto

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     and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C2, without recourse, representation or warranty, express or implied";

          (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

          (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C2";

          (iv) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

          (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C2";

          (vi) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to Seller;

          (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C2," which assignment may be included as part of an

                                        3
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     omnibus assignment covering other documents relating to the Mortgage Loan
     (PROVIDED that such omnibus assignment is effective under applicable law);

          (viii) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

          (ix) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

          (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

          (xi) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

          (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

          (xiii) with respect to any debt of a Borrower or mezzanine borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents, and a copy of the promissory note relating to such other debt (if such other debt is also secured by the related Mortgage);

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          (xiv)   with respect to any Cash Collateral Accounts and Lock-Box
     Accounts, an original or copy of any related account control agreement and a copy of the UCC Financing Statements, if any, submitted for filing with respect to Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (together with UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee on behalf of the Certificateholders);

          (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

          (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; PROVIDED that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

          (xvii) any related environmental insurance policy and any environmental guarantee or indemnity agreement or copies thereof;

          (xviii) the original or a copy of the ground lease, ground lease memorandum and ground lease estoppels, if any, and any amendments, modifications or extensions thereto, if any, or certified copies thereof;

          (xix)   the original or copy of any property management agreement;

          (xx) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer/assignment documents; and

          (xxi) a checklist of the documents included in the subject Mortgage File.

          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to CLAUSES (ii), (iv), (viii),
(xi) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) of the last sentence of the first paragraph of this SECTION 3, with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee a duplicate original or true copy of such document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with

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evidence of recording or filing thereon, within 120 days after the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days (PROVIDED that Seller, as certified in writing to the Trustee prior to each such 45 day extension, is in good faith attempting to obtain from the appropriate recording or filing office such original or photocopy). Compliance with this paragraph will satisfy Seller's delivery requirements under this SECTION 3 with respect to the subject document(s) and instrument(s).

          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to CLAUSES (ii), (iv), (viii),
(xi) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (xii) of the last sentence of the first paragraph of this SECTION 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

          Notwithstanding the foregoing, in the event that Seller cannot deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall so notify the Trustee or its designee and shall not be in breach of its obligations with respect to such delivery, PROVIDED that Seller promptly forwards such UCC Financing Statement to the Trustee or its designee upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

          Notwithstanding the foregoing, Seller may, at its sole cost and expense, but is not obligated to, engage a third-party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to CLAUSES (iii), (v) and
(xi) of the last sentence of the first paragraph of this SECTION 3 (collectively, the "ASSIGNMENTS"), to submit those Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller; and, if Seller does not engage a third party as contemplated by the immediately preceding sentence, then Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by
SECTION 13 hereof.

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          Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the applicable Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the applicable Master Servicer) at the direction of the applicable Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash management agreements, lockbox agreements, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any documents and other writings not enumerated in this parenthetical that have been prepared by Seller or any of its Affiliates solely for internal credit analysis or other internal uses or any attorney-client privileged communication) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

          For purposes of this SECTION 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

          Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer). In addition, Seller shall, as to each Mortgage Loan that is secured by the interest of the related Borrower under a ground lease, promptly (and in any event within 45 days of the Closing Date) notify the related ground lessor of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement and inform such ground lessor that any notices of default under the related ground lease should thereafter be forwarded to the Master Servicer.

          The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

          Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the

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related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its Affiliates solely for internal credit analysis or other internal uses or any attorney-client privileged communication, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

          Upon the sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in SECTION 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

          After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

          Section 4. DEPOSITOR'S CONDITIONS TO CLOSING. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

          (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

          (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

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          (i)     the Mortgage Files, subject to the provisos of SECTION 1
     of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

          (ii)    the Mortgage Loan Schedule;

          (iii) the certificate of Seller confirming its representations and warranties set forth in SECTION 6(a) (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

          (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

          (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

          (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

          (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

          (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

          Section 5. SELLER'S CONDITIONS TO CLOSING. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

          (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

          (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

          (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

          (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

          (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

          Section 6.     REPRESENTATIONS AND WARRANTIES OF SELLER.

          (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

          (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, investigation, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

          (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

          (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

          (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

          (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
     (C) the consummation by Seller of the transactions contemplated by this

     Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

          (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

          (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

          (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

          (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

          (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in SECTION 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

          (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

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

          (xii) The representations and warranties contained in EXHIBIT A hereto, subject to the exceptions to such representations and warranties set forth on SCHEDULE V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on SCHEDULE II.

          (b) Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Trustee as the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "REPLACEMENT MORTGAGE LOAN") that is substituted for a Mortgage Loan affected by a Material Defect or a Material Breach, pursuant to SECTION 7 of this Agreement, each of the representations and warranties set forth in EXHIBIT A hereto (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

          Section 7. OBLIGATIONS OF SELLER. Each of the representations and warranties contained in or required to be made by Seller pursuant to SECTION 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to SECTION 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

          If Seller receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in SECTION 6(a)(xii) or as of the Closing Date pursuant to SECTION 4(b)(iii) or, in the case of any Replacement Mortgage Loan, as of the date of substitution pursuant to SECTION 6(b) (in any such case, a "BREACH"), or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (CLAUSE (a) and CLAUSE (b) each, a "DEFECT" (which term shall include the "Defects" detailed in the immediately following paragraph) in the related Mortgage File), and if such Breach or Defect, as the case may be, materially and adversely affects, or is deemed hereby to materially and adversely affect, the value of any Mortgage Loan or any successor REO Loan with respect thereto or the interests of the Holders of any Class of Certificates (in which case such Breach or Defect shall be a "MATERIAL BREACH" or a "MATERIAL DEFECT," as applicable), then Seller shall, upon written request of Depositor, the Trustee, the applicable Master Servicer or the applicable Special Servicer, not later than 90 days after the receipt by Seller of such written request (subject to the second succeeding paragraph, the "INITIAL RESOLUTION PERIOD"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (PROVIDED that in no event shall any substitution occur later than the second anniversary of the Closing Date and in no event shall any substitution be permitted for the Tri-County Mall Loan) and pay the applicable Master Servicer for deposit into the applicable Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; PROVIDED, HOWEVER, that if (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period and (iv) Seller has delivered to the Rating Agencies, the applicable Master Servicer, the applicable Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90 day period, then Seller shall have an additional 90 days to cure such Material Defect or Material Breach. If any Breach pertains to a representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; PROVIDED, HOWEVER, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) during or prior to the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or the applicable Special Servicer, as applicable, under the Pooling and Servicing Agreement.

          Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by CLAUSE (ix) of the last sentence of the first paragraph of SECTION 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation, or a copy of the intervening assignment and the related recording information; or (e) the absence from the Servicer File of any required original letter of credit, PROVIDED that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease. In addition, Seller shall cure any Defect described in CLAUSE (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement. Notwithstanding anything herein to the contrary, the failure to include a document checklist in a Mortgage File shall in no event constitute a Material Defect.

          Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach," as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice pursuant to this SECTION 7 or its discovery of such Defect or Breach (which period shall not be subject to extension).

          If Seller does not, as required by this SECTION 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this SECTION 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this SECTION 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this SECTION 7 unless such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "MORTGAGE GROUP" is any group of Mortgage Loans identified as a Mortgage Group on SCHEDULE III to this Agreement.

          Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Defect in this
SECTION 7.

          The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, receipt of the Mortgage File(s) for the related Qualified Substitute Mortgage Loans(s)), shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

          It is understood and agreed that the obligations of Seller set forth in this SECTION 7 constitute the sole remedies available to Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting a Mortgage Loan.

          Section 8. CROSSED MORTGAGE LOANS. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected

Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; PROVIDED that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and PROVIDED, FURTHER, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

          Section 9. RATING AGENCY FEES; COSTS AND EXPENSES ASSOCIATED WITH A DEFEASANCE. Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by Seller of the parenthetical in representation (xxviii)(1) set forth on Exhibit A hereto. Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by Seller of representation (liii)(F) set forth on Exhibit A hereto.

          Section 10. REPRESENTATIONS AND WARRANTIES OF DEPOSITOR. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

          (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

          (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by CLAUSE (ii) of this PARAGRAPH (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by CLAUSE (i) above or this CLAUSE (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

          (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

          (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

          Section 11. SURVIVAL OF CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under SECTIONS 7 and 13 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

          Section 12. TRANSACTION EXPENSES. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in SECTION 13 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, shall be paid by the party incurring the subject expense).

          Section 13. RECORDING COSTS AND EXPENSES. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in SECTION 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in SECTION 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

          Section 14. NOTICES. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or transmitted via facsimile and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Facsimile No.: (212) 743-4756 (with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Facsimile No.: (917) 326-8433), or such other address or facsimile number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or transmitted via facsimile and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Facsimile No.: (404) 239-0419, or such other address or facsimile number as may be designated by Seller to Depositor in writing.

          Section 15. EXAMINATION OF MORTGAGE FILES. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

          Section 16. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated May 18, 2005, among Seller, Depositor, the Initial Purchaser and the Underwriters, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in SECTION 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; PROVIDED that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

          Section 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, SELLER AND

DEPOSITOR EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          Section 18. SEVERABILITY. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          Section 19. FURTHER ASSURANCES. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

          Section 20. COUNTERPARTS. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

          Section 21. TREATMENT AS SECURITY AGREEMENT. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

          (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

          (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

          (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in CLAUSE (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

          (iii) all cash and non-cash proceeds of the collateral described in CLAUSES (i) and (ii) above payable after the Cut-off Date;

          (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

          (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

          (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

          Section 22. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                     * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as of the date first above written.


                              COLUMN FINANCIAL, INC.,
                              as Seller


                              By: /s/ Jeffrey A. Altabef
                                  -----------------------------------------
                                  Name: Jeffrey A. Altabef
                                  Title: Vice President


                              CREDIT SUISSE FIRST BOSTON
                              MORTGAGE SECURITIES CORP.,
                              as Depositor


                              By: /s/ Jeffrey A. Altabef
                                  -----------------------------------------
                                  Name: Jeffrey A. Altabef
                                  Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

          This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "AGREEMENT"), dated as of May 18, 2005, between Column Financial, Inc. and Credit Suisse First Boston Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

          "AFFILIATE" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

          "ASSIGNMENTS" shall have the meaning given such term in SECTION 3 of this Agreement.

          "BORROWER" means the borrower under a Mortgage Loan.

          "BREACH" shall have the meaning given such term in SECTION 7 of this Agreement.

          "CBA MORTGAGE LOAN" means any Mortgage Loan that constitutes a "CBA A Loan" under the Pooling and Servicing Agreement.

          "CERTIFICATE PURCHASE AGREEMENT" means the Certificate Purchase Agreement, dated May 18, 2005, between Depositor and the Initial Purchaser.

          "CERTIFICATES" means the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C2.

          "CLOSING" shall have the meaning given that term in SECTION 2 of this Agreement.

          "CLOSING DATE" means May 26, 2005.

          "CLOSING STATEMENT" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "CROSSED MORTGAGE LOAN" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

          "CUT-OFF DATE" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in May 2005.

          "DEFECT" shall have the meaning given such term in SECTION 7 of this Agreement.

          "DEPOSITOR" shall have the meaning given such term in the first sentence of this Agreement.

                                    Sch. I-1

          "ENVIRONMENTAL REPORT" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

          "EXCEPTION REPORT" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
SECTION 6(a)(xii) and under the written certificate described in SECTION 4(b)(iii) of this Agreement, which exceptions are set forth in SCHEDULE V attached hereto and made a part hereof.

          "INITIAL PURCHASER" means Credit Suisse First Boston LLC.

          "INITIAL RESOLUTION PERIOD" shall have the meaning given such term in
SECTION 7 of this Agreement.

          "LOAN AGREEMENT" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

          "MATERIAL BREACH" shall have the meaning given such term in SECTION 7 of this Agreement.

          "MATERIAL DEFECT" shall have the meaning given such term in SECTION 7 of this Agreement.

          "MORTGAGE FILE" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to SECTION 3 of this Agreement (subject to the first proviso in SECTION 1 of this Agreement).

          "MORTGAGE GROUP" shall have the meaning given such term in SECTION 7 of this Agreement.

          "MORTGAGE LOAN" and "MORTGAGE LOANS" shall have the respective meanings given such terms in Recital II of this Agreement.

          "MORTGAGE LOAN DOCUMENTS" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

          "MORTGAGE LOAN ORIGINATOR" means any institution which originated a Mortgage Loan for a related Borrower.

          "MORTGAGE LOAN PURCHASE PRICE" means the amount described in SECTION 2 of this Agreement.

          "MORTGAGE LOAN SCHEDULE" shall have the meaning given such term in Recital II of this Agreement.

          "OFFERING CIRCULAR" means the confidential offering circular dated May 18, 2005, describing certain classes of the Private Certificates.

                                    Sch. I-2

          "POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of May 1, 2005, among Depositor, the Master Servicer, the Special Servicer and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

          "PRIMARY COLLATERAL" means with respect to any Crossed Mortgage Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Mortgage Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Mortgage Loan.

          "PRIVATE CERTIFICATES" means the Certificates that are not Publicly Offered Certificates.

          "PROSPECTUS" means the Prospectus dated February 18, 2005, that is a part of Depositor's registration statement on Form S-3 (File No. 333-121904).

          "PROSPECTUS SUPPLEMENT" means the Prospectus Supplement, dated May 18, 2005, relating to the Publicly Offered Certificates.

          "PUBLICLY OFFERED CERTIFICATES" means the Class A-1, Class A-2, Class A-3,Class A-AB, Class A-4, Class A-1-A, Class A-MFL, Class A-MFX, Class A-J, Class B, Class C and Class D Certificates.

          "SELLER" shall have the meaning given such term in the first sentence of this Agreement.

          "SERVICER FILE" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to SECTION 3 (subject to the first proviso in Section 1).

          "TRUST FUND" shall have the meaning given such term in Recital II of this Agreement.

          "TRUSTEE" shall have the meaning given such term in SECTION 1 of this Agreement.

          "UNDERWRITERS" means Credit Suisse First Boston LLC, KeyBanc Capital Markets, a division of McDonald Investments Inc., Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC.

          "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated May 18, 2005, between Depositor and the Underwriters.

                                    Sch. I-3

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                              Please see attached.


                                    Sch. II-1

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C2

  #   CROSSED                 PROPERTY NAME                                     ADDRESS
------------------------------------------------------------------------------------------------------------
 1             Tri-County Mall                             11700 Princeton Pike
 2             390 Park Avenue                             390 Park Avenue
 3             Washington Mutual Irvine Campus             17838 and 17872 Gillette Avenue and 17875 and
                                                            17877 Von Karman Avenue
 4      A      SP - 414 North Orleans                      414 North Orleans Street
 5      A      SP - 820 North Orleans                      820 North Orleans Street
 6      A      SP - 350 North LaSalle                      350 North LaSalle Street
 7      A      SP - 311 West Superior                      311 West Superior Street
 8      A      SP - 400 West Erie                          400 West Erie Street
 9      A      SP - 750 North Orleans                      750 North Orleans Street
10             65 Broadway                                 65 Broadway
11             Penn's Landing Hyatt Regency                201 South Columbus Boulevard
12      B      Yorktown Apartments                         2530 Yorktown Street
13      B      Bluffs of Berkshire Apartments              1704 Nelms Drive
14             Indigo on Forest Apartments                 9669 Forest Lane
15             The Reserve at Park Central                 12009 Coit Road
16             Manhattan Town Center                       100 Manhattan Town Center
17      C      Bexley at Lake Norman                       20705 Sterling Bay Lane East
18      C      Addison Kings Crossing V                    10002 Castile Court
19      D      Newport Apartments                          10802 West Hillsborough Avenue
20      D      Sunchase Apartments                         5909 30th Avenue West
21      D      Benchmark Apartments                        3424 West Country Club Drive
24             Rhodes Ranch Town Center                    7345-7445 South Durango Road
25             Southlake Pavilion I & II                   1956-1994 Mount Zion Road
26             6200 Gessner Apartments                     8721 Town Park Drive
27             Hartford Place Apartments                   500 Northside Circle Northwest
28             The Oaks of Woodforest Apartments           250 Uvalde Road
29             152 Madison Avenue                          152 Madison Avenue
30             Royal Pointe Apartments                     1749 Lacrosse Drive
32             Timberlakes at Atascocita                   18551 Timber Forest Drive
33             Carousel Hotel                              11700 Coastal Highway
34             42 Magnolia Apartments                      5150 Forest Drive
35             Office Depot Shopping Center                101-123, 131 and 143 Bowie Road, 15004, 15006
                                                             and 15101 Baltimore Avenue and 820 2nd Street

                                    Sch. II-2

                                                                                        ZIP    MORTGAGE   NET MORTGAGE    ORIGINAL
  #   CROSSED                 PROPERTY NAME                       CITY          STATE  CODE      RATE         RATE        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
 1              Tri-County Mall                            Cincinnati             OH   45246    5.4625%     5.44111%   $ 149,000,000
 2              390 Park Avenue                            New York               NY   10022    5.2693%     5.24792%   $ 110,000,000
 3              Washington Mutual Irvine Campus            Irvine                 CA   92614    5.0660%     5.04465%   $ 106,000,000
 4       A      SP - 414 North Orleans                     Chicago                IL   60610    5.4300%     5.40865%   $  23,130,000
 5       A      SP - 820 North Orleans                     Chicago                IL   60610    5.4300%     5.40865%   $  18,200,000
 6       A      SP - 350 North LaSalle                     Chicago                IL   60610    5.4300%     5.40865%   $  17,250,000
 7       A      SP - 311 West Superior                     Chicago                IL   60610    5.4300%     5.40865%   $   9,915,000
 8       A      SP - 400 West Erie                         Chicago                IL   60610    5.4300%     5.40865%   $   9,535,000
 9       A      SP - 750 North Orleans                     Chicago                IL   60610    5.4300%     5.40865%   $   7,670,000
10              65 Broadway                                New York               NY   10006    5.6200%     5.59865%   $  75,000,000
11              Penn's Landing Hyatt Regency               Philadelphia           PA   19106    5.7500%     5.72865%   $  45,000,000
12       B      Yorktown Apartments                        Houston                TX   77056    5.3730%     5.35165%   $  29,100,000
13       B      Bluffs of Berkshire Apartments             Austin                 TX   78744    5.3730%     5.35165%   $  14,560,000
14              Indigo on Forest Apartments                Dallas                 TX   75243    5.2640%     5.24265%   $  37,000,000
15              The Reserve at Park Central                Dallas                 TX   75251    5.1200%     5.07865%   $  35,000,000
16              Manhattan Town Center                      Manhattan              KS   66502    5.4900%     5.46865%   $  33,000,000
17       C      Bexley at Lake Norman                      Cornelius              NC   28031    5.2800%     5.25865%   $  16,250,000
18       C      Addison Kings Crossing V                   Richmond               VA   23238    5.2800%     5.25865%   $  13,800,000
19       D      Newport Apartments                         Tampa                  FL   33615    5.3450%     5.32365%   $  12,850,000
20       D      Sunchase Apartments                        Bradenton              FL   34209    5.3450%     5.32365%   $   8,560,000
21       D      Benchmark Apartments                       Irving                 TX   75038    5.3450%     5.32365%   $   8,400,000
24              Rhodes Ranch Town Center                   Las Vegas              NV   89113    5.3700%     5.34865%   $  21,500,000
25              Southlake Pavilion I & II                  Morrow                 GA   30260    5.4900%     5.46865%   $  19,950,000
26              6200 Gessner Apartments                    Houston                TX   77036    5.3450%     5.32365%   $  18,250,000
27              Hartford Place Apartments                  Atlanta                GA   30309    5.3700%     5.34865%   $  18,275,000
28              The Oaks of Woodforest Apartments          Houston                TX   77015    5.5600%     5.53865%   $  17,800,000
29              152 Madison Avenue                         New York               NY   10016    5.4500%     5.42865%   $  16,100,000
30              Royal Pointe Apartments                    Virginia Beach         VA   23464    5.1800%     5.15865%   $  15,600,000
32              Timberlakes at Atascocita                  Humble                 TX   77346    5.1300%     5.10865%   $  14,800,000
33              Carousel Hotel                             Ocean City             MD   21842    5.9000%     5.87865%   $  14,250,000
34              42 Magnolia Apartments                     Columbia               SC   29602    4.9900%     4.96865%   $  13,700,000
35              Office Depot Shopping Center               Laurel                 MD   20707    5.3900%     5.30865%   $  13,600,000

                                                                                REM.                                  ORIG
                                                                 CUT-OFF      TERM TO     MATURITY                    AMORT.
  #   CROSSED                 PROPERTY NAME                      BALANCE      MATURITY      DATE          ARD         TERM
-------------------------------------------------------------------------------------------------------------------------------
 1              Tri-County Mall                               $ 149,000,000      117      2/11/2015          N/A       360
 2              390 Park Avenue                               $ 110,000,000      118      3/11/2015          N/A       360
 3              Washington Mutual Irvine Campus               $ 106,000,000      79      12/11/2011          N/A  Interest Only
 4       A      SP - 414 North Orleans                        $  23,130,000      118      3/11/2015          N/A       360
 5       A      SP - 820 North Orleans                        $  18,200,000      118      3/11/2015          N/A       360
 6       A      SP - 350 North LaSalle                        $  17,250,000      118      3/11/2015          N/A       360
 7       A      SP - 311 West Superior                        $   9,915,000      118      3/11/2015          N/A       360
 8       A      SP - 400 West Erie                            $   9,535,000      118      3/11/2015          N/A       360
 9       A      SP - 750 North Orleans                        $   7,670,000      118      3/11/2015          N/A       360
10              65 Broadway                                   $  75,000,000      117      2/11/2015          N/A       348
11              Penn's Landing Hyatt Regency                  $  45,000,000      60       5/11/2010          N/A       300
12       B      Yorktown Apartments                           $  29,100,000      115     12/11/2014          N/A       360
13       B      Bluffs of Berkshire Apartments                $  14,560,000      115     12/11/2014          N/A       360
14              Indigo on Forest Apartments                   $  37,000,000      79      12/11/2011          N/A       360
15              The Reserve at Park Central                   $  35,000,000      117      2/11/2015          N/A       360
16              Manhattan Town Center                         $  32,932,513      118      3/11/2035    3/11/2015       360
17       C      Bexley at Lake Norman                         $  16,250,000      57       2/11/2010          N/A  Interest Only
18       C      Addison Kings Crossing V                      $  13,800,000      57       2/11/2010          N/A  Interest Only
19       D      Newport Apartments                            $  12,850,000      103     12/11/2013          N/A       360
20       D      Sunchase Apartments                           $   8,560,000      103     12/11/2013          N/A       360
21       D      Benchmark Apartments                          $   8,400,000      103     12/11/2013          N/A       360
24              Rhodes Ranch Town Center                      $  21,500,000      118      3/11/2015          N/A       360
25              Southlake Pavilion I & II                     $  19,950,000      117      2/11/2015          N/A       360
26              6200 Gessner Apartments                       $  18,250,000      103     12/11/2013          N/A       360
27              Hartford Place Apartments                     $  18,192,458      116      1/11/2015          N/A       360
28              The Oaks of Woodforest Apartments             $  17,722,405      116      1/11/2015          N/A       360
29              152 Madison Avenue                            $  16,100,000      116      1/11/2015          N/A       324
30              Royal Pointe Apartments                       $  15,600,000      116      1/11/2015          N/A       360
32              Timberlakes at Atascocita                     $  14,800,000      56       1/11/2010          N/A       360
33              Carousel Hotel                                $  14,184,673      57       2/11/2010          N/A       300
34              42 Magnolia Apartments                        $  13,700,000      117      2/11/2015          N/A       360
35              Office Depot Shopping Center                  $  13,538,802      117      2/11/2015          N/A       360

                                                                                            UNITS/
                                                                     REM.                  SQ. FT./
                                                                    AMORT.      MONTHLY     ROOMS/     INTEREST CALCULATION
  #   CROSSED                 PROPERTY NAME                         TERM        PAYMENT      PADS      (30/360 / ACTUAL/360)
----------------------------------------------------------------------------------------------------------------------------
 1              Tri-County Mall                                      360       $ 826,501   1,108,087        Actual/360
 2              390 Park Avenue                                      360       $ 602,635     234,240        Actual/360
 3              Washington Mutual Irvine Campus                 Interest Only  $ 453,712     414,597        Actual/360
 4       A      SP - 414 North Orleans                               360       $ 130,316     176,042        Actual/360
 5       A      SP - 820 North Orleans                               360       $ 102,540     152,569        Actual/360
 6       A      SP - 350 North LaSalle                               360       $  97,187     121,153        Actual/360
 7       A      SP - 311 West Superior                               360       $  55,862      84,429        Actual/360
 8       A      SP - 400 West Erie                                   360       $  53,721      69,690        Actual/360
 9       A      SP - 750 North Orleans                               360       $  43,213      72,146        Actual/360
10              65 Broadway                                          348       $ 437,267     342,278        Actual/360
11              Penn's Landing Hyatt Regency                         300       $ 283,098         346        Actual/360
12       B      Yorktown Apartments                                  360       $ 162,915         565        Actual/360
13       B      Bluffs of Berkshire Apartments                       360       $  81,514         382        Actual/360
14              Indigo on Forest Apartments                          360       $ 204,636       1,217        Actual/360
15              The Reserve at Park Central                          360       $ 190,463         490        Actual/360
16              Manhattan Town Center                                358       $ 187,163     320,832        Actual/360
17       C      Bexley at Lake Norman                           Interest Only  $  72,493         280        Actual/360
18       C      Addison Kings Crossing V                        Interest Only  $  61,563         168        Actual/360
19       D      Newport Apartments                                   360       $  71,716         320        Actual/360
20       D      Sunchase Apartments                                  360       $  47,774         168        Actual/360
21       D      Benchmark Apartments                                 360       $  46,881         250        Actual/360
24              Rhodes Ranch Town Center                             360       $ 120,327      70,634        Actual/360
25              Southlake Pavilion I & II                            360       $ 113,149     218,130        Actual/360
26              6200 Gessner Apartments                              360       $ 101,854         658        Actual/360
27              Hartford Place Apartments                            356       $ 102,278         351        Actual/360
28              The Oaks of Woodforest Apartments                    356       $ 101,738         536        Actual/360
29              152 Madison Avenue                                   324       $  95,005      94,985        Actual/360
30              Royal Pointe Apartments                              360       $  85,469         208        Actual/360
32              Timberlakes at Atascocita                            360       $  80,630         312        Actual/360
33              Carousel Hotel                                       297       $  90,944         259        Actual/360
34              42 Magnolia Apartments                               360       $  73,461         196        Actual/360
35              Office Depot Shopping Center                         356       $  76,283     107,252        Actual/360

                                    Sch. II-3

                                                             ADMINISTRATION                                       EARTHQUAKE
  #   CROSSED                 PROPERTY NAME                       FEES        DUE DATE   ARD (Y/N)   DEFEASANCE    INSURANCE
----------------------------------------------------------------------------------------------------------------------------
 1              Tri-County Mall                                 0.02135%         11          No          Yes          N/A
 2              390 Park Avenue                                 0.02135%         11          No          Yes          N/A
 3              Washington Mutual Irvine Campus                 0.02135%         11          No           No          Yes
 4       A      SP - 414 North Orleans                          0.02135%         11          No          Yes          N/A
 5       A      SP - 820 North Orleans                          0.02135%         11          No          Yes          N/A
 6       A      SP - 350 North LaSalle                          0.02135%         11          No          Yes          N/A
 7       A      SP - 311 West Superior                          0.02135%         11          No          Yes          N/A
 8       A      SP - 400 West Erie                              0.02135%         11          No          Yes          N/A
 9       A      SP - 750 North Orleans                          0.02135%         11          No          Yes          N/A
10              65 Broadway                                     0.02135%         11          No          Yes          N/A
11              Penn's Landing Hyatt Regency                    0.02135%         11          No          Yes          N/A
12       B      Yorktown Apartments                             0.02135%         11          No          Yes          N/A
13       B      Bluffs of Berkshire Apartments                  0.02135%         11          No          Yes          N/A
14              Indigo on Forest Apartments                     0.02135%         11          No          Yes          N/A
15              The Reserve at Park Central                     0.04135%         11          No          Yes          N/A
16              Manhattan Town Center                           0.02135%         11         Yes          Yes          N/A
17       C      Bexley at Lake Norman                           0.02135%         11          No          Yes          N/A
18       C      Addison Kings Crossing V                        0.02135%         11          No          Yes          N/A
19       D      Newport Apartments                              0.02135%         11          No          Yes          N/A
20       D      Sunchase Apartments                             0.02135%         11          No          Yes          N/A
21       D      Benchmark Apartments                            0.02135%         11          No          Yes          N/A
24              Rhodes Ranch Town Center                        0.02135%         11          No          Yes           No
25              Southlake Pavilion I & II                       0.02135%         11          No          Yes          N/A
26              6200 Gessner Apartments                         0.02135%         11          No          Yes          N/A
27              Hartford Place Apartments                       0.02135%         11          No          Yes          N/A
28              The Oaks of Woodforest Apartments               0.02135%         11          No          Yes          N/A
29              152 Madison Avenue                              0.02135%         11          No          Yes          N/A
30              Royal Pointe Apartments                         0.02135%         11          No          Yes          N/A
32              Timberlakes at Atascocita                       0.02135%         11          No          Yes          N/A
33              Carousel Hotel                                  0.02135%         11          No          Yes          N/A
34              42 Magnolia Apartments                          0.02135%         11          No          Yes          N/A
35              Office Depot Shopping Center                    0.08135%         11          No          Yes          N/A

                                                            ENVIRONMENTAL        FEE/         LETTER OF    LOAN GROUP
  #   CROSSED                 PROPERTY NAME                   INSURANCE       LEASEHOLD     CREDIT (Y/N)        #
---------------------------------------------------------------------------------------------------------------------
 1              Tri-County Mall                                   No        Fee/Leasehold        No             1
 2              390 Park Avenue                                   No          Leasehold          No             1
 3              Washington Mutual Irvine Campus                   No             Fee             No             1
 4       A      SP - 414 North Orleans                            No             Fee             No             1
 5       A      SP - 820 North Orleans                            No             Fee             No             1
 6       A      SP - 350 North LaSalle                            No             Fee             No             1
 7       A      SP - 311 West Superior                            No             Fee             No             1
 8       A      SP - 400 West Erie                                No             Fee             No             1
 9       A      SP - 750 North Orleans                            No             Fee             No             1
10              65 Broadway                                       No             Fee             No             1
11              Penn's Landing Hyatt Regency                      No          Leasehold          No             1
12       B      Yorktown Apartments                               No             Fee             No             2
13       B      Bluffs of Berkshire Apartments                    No             Fee             No             2
14              Indigo on Forest Apartments                       No             Fee             No             2
15              The Reserve at Park Central                       No             Fee             No             2
16              Manhattan Town Center                             No          Leasehold          No             1
17       C      Bexley at Lake Norman                             No             Fee             No             2
18       C      Addison Kings Crossing V                          No             Fee             No             2
19       D      Newport Apartments                                No             Fee             No             2
20       D      Sunchase Apartments                               No             Fee             No             2
21       D      Benchmark Apartments                              No             Fee             No             2
24              Rhodes Ranch Town Center                          No             Fee             No             1
25              Southlake Pavilion I & II                         No             Fee             No             1
26              6200 Gessner Apartments                           No             Fee             No             2
27              Hartford Place Apartments                         No             Fee             No             2
28              The Oaks of Woodforest Apartments                 No             Fee             No             2
29              152 Madison Avenue                                No             Fee             No             1
30              Royal Pointe Apartments                           No             Fee             No             2
32              Timberlakes at Atascocita                         No             Fee             No             2
33              Carousel Hotel                                    No             Fee             No             1
34              42 Magnolia Apartments                            No             Fee             No             2
35              Office Depot Shopping Center                      No             Fee            Yes             1

                                    Sch. II-4

36             Blackhawk Trails Apartments                 732 Bear Claw Way
37             Plaza Mayor                                 5001-5055 Pacific Coast Highway
39             6400 Goldsboro Road                         6400 Goldsboro Road
40             148 Madison Avenue                          148 Madison Avenue
41             Alexandria Power Center                     1804 MacArthur Drive
42             Frontier Plaza                              1921 North Carson Street
43             Union Woods                                 7090 Union Park Center
44             Foods Co.                                   1800 Folsom Street
45             The Reserve at Lakeshore                    5600 Lake Resort Terrace
46      E      Tri-Valley Plaza                            1355 East Florence Boulevard
47      E      Cottonwood Plaza                            1100 State Highway 260
48             First Place Office Building                 100 East Ferguson Street
49             Poway Plaza                                 13301-13397 Poway Road
50             Berkshire Crossing Apartments               7600 Kirby Drive
51             Courtyard by Marriott Reno                  6855 South Virginia Street
53             Greentree Village Apartments                6900 South 125th Street
54             Arrowhead Apartments/Bluffview Townhouses   3148 Maple Drive
55             Brittany Square Apartments                  4720 Reading Road
56             AMERICO - SCIENCE PLACE & STATE FARM
56a            Americo - Science Place                     1615 - 1701 Science Place
56b            Americo - State Farm Office                 3125 West Loop 820 South
57             Plymouth Industrial Center                  13101 Eckles Road
59             Meridian at Orange Retail                   655-691 South Main Street
60             Lofts at Canal Walk Phase I                 1900 East Cary Street
61             Southgate Estates MHP                       2402 22nd Street
63             Pershing Pointe                             4304-4306 Pershing Pointe Place
64             Providence Apartments                       11700 Audelia Road
65             RIYA HOSPITALITY PORTFOLIO I
65a            Riya Hospitality Hampton Inn Greenspoint    502 North Sam Houston Parkway
65b            Riya Hospitality Clarion                    500 North Sam Houston Parkway
66             Diagonal Marketplace                        989-1020, 1100 Ken Pratt Boulevard
68             Foley Towne Square                          3100-3210 Silver Lake Road
69             BROOKVIEW HOLDINGS PORTFOLIO
69a            Augusta Estates                             2526 Milledgeville Road
69b            Country Aire                                2212 West Georgia Road
69c            Moore Mobile Manor                          1600 Oakwood Drive
70             Courtyard by Marriott Monroe                4915 Pecanland Mall Drive

                                    Sch. II-5

36             Blackhawk Trails Apartments                   Madison             WI   53717    4.9500%     4.92865%   $  13,000,000
37             Plaza Mayor                                   Torrance            CA   90505    5.1600%     5.13865%   $  12,000,000
39             6400 Goldsboro Road                           Bethesda            MD   20817    5.3300%     5.30865%   $  11,100,000
40             148 Madison Avenue                            New York            NY   10016    5.4500%     5.42865%   $  11,000,000
41             Alexandria Power Center                       Alexandria          LA   71301    5.5600%     5.53865%   $  10,400,000
42             Frontier Plaza                                Carson City         NV   89701    5.6900%     5.66865%   $  10,000,000
43             Union Woods                                   Midvale             UT   84047    5.3800%     5.35865%   $  10,000,000
44             Foods Co.                                     San Francisco       CA   94103    5.4200%     5.39865%   $  10,000,000
45             The Reserve at Lakeshore                      Chattanooga         TN   37415    5.5000%     5.47865%   $   9,700,000
46      E      Tri-Valley Plaza                              Casa Grande         AZ   85222    5.4100%     5.38865%   $   5,000,000
47      E      Cottonwood Plaza                              Cottonwood          AZ   86326    5.4100%     5.38865%   $   4,500,000
48             First Place Office Building                   Tyler               TX   75702    5.4600%     5.43865%   $   9,400,000
49             Poway Plaza                                   Poway               CA   92064    5.4000%     5.37865%   $   9,000,000
50             Berkshire Crossing Apartments                 Houston             TX   77030    5.3450%     5.32365%   $   8,880,000
51             Courtyard by Marriott Reno                    Reno                NV   89511    6.2700%     6.24865%   $   8,700,000
53             Greentree Village Apartments                  Seattle             WA   98178    5.2800%     5.25865%   $   8,400,000
54             Arrowhead Apartments/Bluffview Townhouses     La Crosse           WI   54601    5.3700%     5.34865%   $   8,200,000
55             Brittany Square Apartments                    Rosenberg           TX   77471    5.4100%     5.38865%   $   8,100,000
56             AMERICO - SCIENCE PLACE & STATE FARM                                            5.5200%     5.43865%   $   7,962,000
56a            Americo - Science Place                       Rockwall            TX   75032
56b            Americo - State Farm Office                   Fort Worth          TX   76116
57             Plymouth Industrial Center                    Plymouth            MI   48170    6.0700%     6.00865%   $   8,000,000
59             Meridian at Orange Retail                     Orange              CA   92868    5.5000%     5.47865%   $   7,500,000
60             Lofts at Canal Walk Phase I                   Richmond            VA   23223    5.4000%     5.37865%   $   7,400,000
61             Southgate Estates MHP                         Bloomington         IL   61704    5.5300%     5.50865%   $   6,900,000
63             Pershing Pointe                               Orlando             FL   32822    5.1900%     5.16865%   $   6,600,000
64             Providence Apartments                         Dallas              TX   75243    5.2640%     5.24265%   $   6,400,000
65             RIYA HOSPITALITY PORTFOLIO I                                                    6.0950%     6.07365%   $   6,200,000
65a            Riya Hospitality Hampton Inn Greenspoint      Houston             TX   77060
65b            Riya Hospitality Clarion                      Houston             TX   77060
66             Diagonal Marketplace                          Longmont            CO   80501    5.2000%     5.17865%   $   6,100,000
68             Foley Towne Square                            Fenton              MI   48430    5.8400%     5.75865%   $   6,000,000
69             BROOKVIEW HOLDINGS PORTFOLIO                                                    5.9300%     5.90865%   $   5,750,000
69a            Augusta Estates                               Augusta             GA   30904
69b            Country Aire                                  Simpsonville        SC   29680
69c            Moore Mobile Manor                            West Columbia       SC   29169
70             Courtyard by Marriott Monroe                  Monroe              LA   71203    6.5200%     6.49865%   $   5,700,000

36             Blackhawk Trails Apartments                    $  13,000,000      115     12/11/2014          N/A       360
37             Plaza Mayor                                    $  12,000,000      117      2/11/2015          N/A       360
39             6400 Goldsboro Road                            $  11,100,000      116      1/11/2015          N/A       360
40             148 Madison Avenue                             $  11,000,000      116      1/11/2015          N/A       324
41             Alexandria Power Center                        $  10,400,000      117      2/11/2015          N/A       336
42             Frontier Plaza                                 $  10,000,000      117      2/11/2015          N/A       360
43             Union Woods                                    $  10,000,000      117      2/11/2015          N/A       360
44             Foods Co.                                      $   9,964,987      118      3/11/2015          N/A       360
45             The Reserve at Lakeshore                       $   9,700,000      119      4/11/2015          N/A       360
46      E      Tri-Valley Plaza                               $   4,977,584      115     12/11/2014          N/A       360
47      E      Cottonwood Plaza                               $   4,479,826      115     12/11/2014          N/A       360
48             First Place Office Building                    $   9,358,250      117      2/11/2015          N/A       360
49             Poway Plaza                                    $   9,000,000      117      2/11/2015          N/A       360
50             Berkshire Crossing Apartments                  $   8,880,000      103     12/11/2013          N/A       360
51             Courtyard by Marriott Reno                     $   8,651,455      116      1/11/2015          N/A       300
53             Greentree Village Apartments                   $   8,400,000      118      3/11/2015          N/A       360
54             Arrowhead Apartments/Bluffview Townhouses      $   8,171,044      119      4/11/2015          N/A       360
55             Brittany Square Apartments                     $   8,063,687      116      1/11/2015          N/A       360
56             AMERICO - SCIENCE PLACE & STATE FARM           $   7,962,000      117      2/11/2015          N/A       360
56a            Americo - Science Place
56b            Americo - State Farm Office
57             Plymouth Industrial Center                     $   7,780,077      172      9/11/2019          N/A       180
59             Meridian at Orange Retail                      $   7,500,000      118      3/11/2015          N/A       360
60             Lofts at Canal Walk Phase I                    $   7,366,763      116      1/11/2015          N/A       360
61             Southgate Estates MHP                          $   6,863,182      115     12/11/2014          N/A       360
63             Pershing Pointe                                $   6,569,178      56       1/11/2010          N/A       360
64             Providence Apartments                          $   6,400,000      79      12/11/2011          N/A       360
65             RIYA HOSPITALITY PORTFOLIO I                   $   6,172,348      57       2/11/2010          N/A       300
65a            Riya Hospitality Hampton Inn Greenspoint
65b            Riya Hospitality Clarion
66             Diagonal Marketplace                           $   6,100,000      117      2/11/2015          N/A       360
68             Foley Towne Square                             $   5,969,900      115     12/11/2014          N/A       360
69             BROOKVIEW HOLDINGS PORTFOLIO                   $   5,726,622      116      1/11/2015          N/A       360
69a            Augusta Estates
69b            Country Aire
69c            Moore Mobile Manor
70             Courtyard by Marriott Monroe                   $   5,692,412      119      4/11/2015          N/A       300

36             Blackhawk Trails Apartments                      360       $  69,390         196        Actual/360
37             Plaza Mayor                                      360       $  65,597      79,000        Actual/360
39             6400 Goldsboro Road                              360       $  61,846      75,133        Actual/360
40             148 Madison Avenue                               324       $  64,910      75,200        Actual/360
41             Alexandria Power Center                          336       $  61,117     313,627        Actual/360
42             Frontier Plaza                                   360       $  57,977     109,075        Actual/360
43             Union Woods                                      360       $  56,028      89,728        Actual/360
44             Foods Co.                                        357       $  56,278      60,800        Actual/360
45             The Reserve at Lakeshore                         360       $  55,076         244        Actual/360
46      E      Tri-Valley Plaza                                 356       $  28,108     104,584        Actual/360
47      E      Cottonwood Plaza                                 356       $  25,297      75,086        Actual/360
48             First Place Office Building                      356       $  53,137     187,060        Actual/360
49             Poway Plaza                                      360       $  50,538      93,972        Actual/360
50             Berkshire Crossing Apartments                    360       $  49,560         240        Actual/360
51             Courtyard by Marriott Reno                       296       $  57,499         117        Actual/360
53             Greentree Village Apartments                     360       $  46,541         208        Actual/360
54             Arrowhead Apartments/Bluffview Townhouses        357       $  45,892         246        Actual/360
55             Brittany Square Apartments                       356       $  45,535         192        Actual/360
56             AMERICO - SCIENCE PLACE & STATE FARM             360       $  45,307                    ACTUAL/360
56a            Americo - Science Place                                                  100,000
56b            Americo - State Farm Office                                               31,792
57             Plymouth Industrial Center                       172       $  67,811     484,600        Actual/360
59             Meridian at Orange Retail                        360       $  42,584      18,861        Actual/360
60             Lofts at Canal Walk Phase I                      356       $  41,553          89        Actual/360
61             Southgate Estates MHP                            355       $  39,307         361        Actual/360
63             Pershing Pointe                                  356       $  36,201         144        Actual/360
64             Providence Apartments                            360       $  35,397         244        Actual/360
65             RIYA HOSPITALITY PORTFOLIO I                     297       $  40,308                    ACTUAL/360
65a            Riya Hospitality Hampton Inn Greenspoint                                     157
65b            Riya Hospitality Clarion                                                     220
66             Diagonal Marketplace                             360       $  33,496      36,111        Actual/360
68             Foley Towne Square                               355       $  35,358      42,449        Actual/360
69             BROOKVIEW HOLDINGS PORTFOLIO                     356       $  34,216                    ACTUAL/360
69a            Augusta Estates                                                              142
69b            Country Aire                                                                 105
69c            Moore Mobile Manor                                                           127
70             Courtyard by Marriott Monroe                     299       $  38,558          90        Actual/360

                                    Sch. II-6

36             Blackhawk Trails Apartments                             0.02135%         11          No          Yes
37             Plaza Mayor                                             0.02135%         11          No          Yes
39             6400 Goldsboro Road                                     0.02135%         11          No          Yes
40             148 Madison Avenue                                      0.02135%         11          No          Yes
41             Alexandria Power Center                                 0.02135%         11          No          Yes
42             Frontier Plaza                                          0.02135%         11          No          Yes
43             Union Woods                                             0.02135%         11          No          Yes
44             Foods Co.                                               0.02135%         11          No          Yes
45             The Reserve at Lakeshore                                0.02135%         11          No          Yes
46      E      Tri-Valley Plaza                                        0.02135%         11          No          Yes
47      E      Cottonwood Plaza                                        0.02135%         11          No          Yes
48             First Place Office Building                             0.02135%         11          No          Yes
49             Poway Plaza                                             0.02135%         11          No          Yes
50             Berkshire Crossing Apartments                           0.02135%         11          No          Yes
51             Courtyard by Marriott Reno                              0.02135%         11          No          Yes
53             Greentree Village Apartments                            0.02135%         11          No          Yes
54             Arrowhead Apartments/Bluffview Townhouses               0.02135%         11          No          Yes
55             Brittany Square Apartments                              0.02135%         11          No          Yes
56             AMERICO - SCIENCE PLACE & STATE FARM                    0.08135%         11          NO          YES
56a            Americo - Science Place
56b            Americo - State Farm Office
57             Plymouth Industrial Center                              0.06135%         11          No          Yes
59             Meridian at Orange Retail                               0.02135%         11          No          Yes
60             Lofts at Canal Walk Phase I                             0.02135%         11          No          Yes
61             Southgate Estates MHP                                   0.02135%         11          No          Yes
63             Pershing Pointe                                         0.02135%         11          No          Yes
64             Providence Apartments                                   0.02135%         11          No          Yes
65             RIYA HOSPITALITY PORTFOLIO I                            0.02135%         11          NO          YES
65a            Riya Hospitality Hampton Inn Greenspoint
65b            Riya Hospitality Clarion
66             Diagonal Marketplace                                    0.02135%         11          No          Yes
68             Foley Towne Square                                      0.08135%         11          No          Yes
69             BROOKVIEW HOLDINGS PORTFOLIO                            0.02135%         11          NO          YES
69a            Augusta Estates
69b            Country Aire
69c            Moore Mobile Manor
70             Courtyard by Marriott Monroe                            0.02135%         11          No          Yes

36             Blackhawk Trails Apartments                      N/A            No             Fee             No             2
37             Plaza Mayor                                       No            No             Fee             No             1
39             6400 Goldsboro Road                              N/A            No             Fee             No             1
40             148 Madison Avenue                               N/A            No             Fee             No             1
41             Alexandria Power Center                          N/A            No             Fee             No             1
42             Frontier Plaza                                   N/A            No             Fee             No             1
43             Union Woods                                       No            No             Fee             No             1
44             Foods Co.                                        Yes            No             Fee             No             1
45             The Reserve at Lakeshore                         N/A            No             Fee             No             2
46      E      Tri-Valley Plaza                                 N/A            No             Fee             No             1
47      E      Cottonwood Plaza                                 N/A            No             Fee             No             1
48             First Place Office Building                      N/A            No             Fee             No             1
49             Poway Plaza                                       No            No             Fee             No             1
50             Berkshire Crossing Apartments                    N/A            No             Fee             No             2
51             Courtyard by Marriott Reno                        No            No             Fee             No             1
53             Greentree Village Apartments                      No            No             Fee             No             2
54             Arrowhead Apartments/Bluffview Townhouses        N/A            No             Fee             No             2
55             Brittany Square Apartments                       N/A            No             Fee             No             2
56             AMERICO - SCIENCE PLACE & STATE FARM                                                           NO             1
56a            Americo - Science Place                          N/A            No             Fee                            1
56b            Americo - State Farm Office                      N/A            No             Fee                            1
57             Plymouth Industrial Center                       N/A            No             Fee             No             1
59             Meridian at Orange Retail                         No            No             Fee             No             1
60             Lofts at Canal Walk Phase I                      N/A            No             Fee             No             2
61             Southgate Estates MHP                            N/A            No             Fee             No             1
63             Pershing Pointe                                  N/A            No             Fee             No             2
64             Providence Apartments                            N/A            No             Fee             No             2
65             RIYA HOSPITALITY PORTFOLIO I                                                                   NO             1
65a            Riya Hospitality Hampton Inn Greenspoint         N/A            No             Fee                            1
65b            Riya Hospitality Clarion                         N/A            No             Fee                            1
66             Diagonal Marketplace                             N/A            No             Fee             No             1
68             Foley Towne Square                               N/A            No             Fee             No             1
69             BROOKVIEW HOLDINGS PORTFOLIO                                                                   NO             2
69a            Augusta Estates                                  N/A           Yes             Fee                            2
69b            Country Aire                                     N/A           Yes             Fee                            2
69c            Moore Mobile Manor                               N/A           Yes             Fee                            2
70             Courtyard by Marriott Monroe                     N/A            No             Fee             No             1

                                    Sch. II-7

71             Upperclassman & Thorntree Apartments        1415 Fourth Avenue, 1614 Seventh Avenue, 1620
                                                            Seventh Avenue, 1624 Seventh Avenue, and 1925
                                                            Buffington Avenue
74             Lighthouse Square                           441 Long Hill Road
75             Courtyard by Marriott Shreveport            6001 Financial Plaza
76             Courtyard by Marriott Texarkana             5001 North Cowhorn Creek Loop
77             Jewelers Exchange                           861 6th Avenue
78             Palm Court Apartments                       1843 North Cherokee Avenue
79             1960 Gallows Road                           1960 Gallows Road
80             Reseda MHP                                  6545 Wilbur Avenue
82             Hemby Woods Shopping Center                 7822 Idlewild Road
83             CURTISS WRIGHT PORTFOLIO
83a            Curtiss Wright Building IV                  26451 Curtiss Wright Parkway
83b            Curtiss Wright Building III                 26391 Curtiss Wright Parkway
83c            Curtiss Wright Building II                  26361 Curtiss Wright Parkway
84             College Station                             101-102 College Station Drive
87             Sherwood MHP                                3753 East Avenue I
89             The Regent Apartments                       440 Northwest Elks Drive
90             3L Self Storage                             3333 Madison Pike
91             Fairfield Inn Scottsdale                    13440 North Scottsdale Road
92             Courtyard Garden Apartments                 9315 Koenig Circle
93             Pine Tree Village                           6080 Bethelview Road and 2350 Atlanta Highway
94             Residence Inn Shreveport Airport            4910 West Monkhouse Drive
95             Deerfield Crossing Apartments               1111 Deerfield Road
96             Mill Pond Apartments                        5310 West Keller Road
97             2775 Shermer                                2775 Shermer Road
98             Americana Estates MHP                       5407 Aloha Lane
99             River Rock Apartments                       1210-1240 Otis Street
100            East Pointe Village                         US Highway 421 at Winterlochen Drive
101            3400 Bissonnet Building                     3400 Bissonnet Street
102            Wood Forest                                 2614 University Drive
103            Islander MHP                                201 Madrona Way Northeast
104            Springhill Suites Inn Lawton                3 Southeast Interstate Drive
105            Preston Alpha Shopping Center               6075 Alpha Road and 13656 Preston Road
106            Lakefront II                                112-119 Lakefront Drive
107            4035 Premier Drive                          4035 Premier Drive
109            Mallard Landing Apartments                  1205 Lake Boulevard
110            Western View on the Hill Apartments         1355 Western Avenue (US-50)
111            Cypress Run Plaza                           13400 Benn's Church Boulevard

                                    Sch. II-8

71             Upperclassman & Thorntree Apartments        Huntington             WV   25703    5.7500%     5.72865%   $   5,662,500
74             Lighthouse Square                           Groton                 CT   06340    5.3900%     5.36865%   $   5,450,000
75             Courtyard by Marriott Shreveport            Shreveport             LA   71129    6.2700%     6.24865%   $   5,400,000
76             Courtyard by Marriott Texarkana             Texarkana              TX   75503    6.2700%     6.24865%   $   5,400,000
77             Jewelers Exchange                           San Diego              CA   92101    5.4100%     5.38865%   $   5,200,000
78             Palm Court Apartments                       Los Angeles            CA   90028    5.2900%     5.26865%   $   4,980,000
79             1960 Gallows Road                           Vienna                 VA   22182    5.5200%     5.49865%   $   5,000,000
80             Reseda MHP                                  Reseda                 CA   91335    4.8200%     4.79865%   $   5,000,000
82             Hemby Woods Shopping Center                 Indian Trail           NC   28079    5.7900%     5.76865%   $   4,950,000
83             CURTISS WRIGHT PORTFOLIO                                                         5.3600%     5.33865%   $   4,800,000
83a            Curtiss Wright Building IV                  Richmond Heights       OH   44143
83b            Curtiss Wright Building III                 Richmond Heights       OH   44143
83c            Curtiss Wright Building II                  Richmond Heights       OH   44143
84             College Station                             Brevard                NC   28712    5.8500%     5.82865%   $   4,800,000
87             Sherwood MHP                                Lancaster              CA   93535    5.2700%     5.24865%   $   4,600,000
89             The Regent Apartments                       Corvallis              OR   97330    5.8800%     5.85865%   $   4,500,000
90             3L Self Storage                             Fort Wright            KY   41017    5.7000%     5.67865%   $   4,400,000
91             Fairfield Inn Scottsdale                    Scottsdale             AZ   85254    6.2700%     6.24865%   $   4,375,000
92             Courtyard Garden Apartments                 Berkeley               MO   63134    5.4500%     5.42865%   $   4,350,000
93             Pine Tree Village                           Cumming                GA   30040    5.4600%     5.43865%   $   4,220,000
94             Residence Inn Shreveport Airport            Shreveport             LA   71109    6.2700%     6.24865%   $   4,200,000
95             Deerfield Crossing Apartments               Lebanon                OH   45036    5.1500%     5.08865%   $   4,050,000
96             Mill Pond Apartments                        Muncie                 IN   47304    5.1500%     5.08865%   $   4,050,000
97             2775 Shermer                                Northbrook             IL   60062    5.8500%     5.81865%   $   4,000,000
98             Americana Estates MHP                       Casco                  MI   48064    5.2800%     5.21865%   $   4,000,000
99             River Rock Apartments                       Missoula               MT   59802    5.1100%     5.08865%   $   4,000,000
100            East Pointe Village                         Dunn                   NC   28334    5.7500%     5.72865%   $   4,000,000
101            3400 Bissonnet Building                     Houston                TX   77005    5.8300%     5.80865%   $   3,937,500
102            Wood Forest                                 Nacogdoches            TX   75965    5.2600%     5.23865%   $   3,900,000
103            Islander MHP                                Bainbridge Island      WA   98110    5.7500%     5.72865%   $   3,880,000
104            Springhill Suites Inn Lawton                Lawton                 OK   73501    6.3900%     6.36865%   $   3,825,000
105            Preston Alpha Shopping Center               Dallas                 TX   75240    6.3600%     6.27865%   $   3,800,000
106            Lakefront II                                Hunt Valley            MD   21030    5.7400%     5.71865%   $   3,700,000
107            4035 Premier Drive                          High Point             NC   27265    5.5200%     5.49865%   $   3,600,000
109            Mallard Landing Apartments                  Marion                 OH   43302    5.2000%     5.15865%   $   3,600,000
110            Western View on the Hill Apartments         Chillicothe            OH   45601    5.6000%     5.57865%   $   3,525,000
111            Cypress Run Plaza                           Smithfield             VA   23430    5.3500%     5.32865%   $   3,500,000

71             Upperclassman & Thorntree Apartments        $   5,622,367      113     10/11/2014          N/A       360
74             Lighthouse Square                           $   5,450,000      115     12/11/2014          N/A       360
75             Courtyard by Marriott Shreveport            $   5,369,869      116      1/11/2015          N/A       300
76             Courtyard by Marriott Texarkana             $   5,369,869      116      1/11/2015          N/A       300
77             Jewelers Exchange                           $   5,181,762      117      2/11/2015          N/A       360
78             Palm Court Apartments                       $   4,980,000      118      3/11/2015          N/A       360
79             1960 Gallows Road                           $   4,973,267      115     12/11/2014          N/A       360
80             Reseda MHP                                  $   4,963,040      54      11/11/2009          N/A       360
82             Hemby Woods Shopping Center                 $   4,936,011      117      2/11/2015          N/A       300
83             CURTISS WRIGHT PORTFOLIO                    $   4,783,021      117      2/11/2015          N/A       360
83a            Curtiss Wright Building IV
83b            Curtiss Wright Building III
83c            Curtiss Wright Building II
84             College Station                             $   4,757,391      236      1/11/2025          N/A       240
87             Sherwood MHP                                $   4,600,000      115     12/11/2014          N/A       360
89             The Regent Apartments                       $   4,500,000      117      2/11/2015          N/A       360
90             3L Self Storage                             $   4,381,317      116      1/11/2015          N/A       360
91             Fairfield Inn Scottsdale                    $   4,350,588      116      1/11/2015          N/A       300
92             Courtyard Garden Apartments                 $   4,330,643      116      1/11/2015          N/A       360
93             Pine Tree Village                           $   4,201,257      116      1/11/2015          N/A       360
94             Residence Inn Shreveport Airport            $   4,176,565      116      1/11/2015          N/A       300
95             Deerfield Crossing Apartments               $   4,030,946      116      1/11/2015          N/A       360
96             Mill Pond Apartments                        $   4,030,946      116      1/11/2015          N/A       360
97             2775 Shermer                                $   3,994,093      119      4/11/2015          N/A       300
98             Americana Estates MHP                       $   3,981,629      116      1/11/2015          N/A       360
99             River Rock Apartments                       $   3,972,019      115     12/11/2014          N/A       360
100            East Pointe Village                         $   3,958,715      113     10/11/2014          N/A       300
101            3400 Bissonnet Building                     $   3,933,451      119      4/11/2015          N/A       360
102            Wood Forest                                 $   3,873,493      54      11/11/2009          N/A       360
103            Islander MHP                                $   3,856,032      114     11/11/2014          N/A       360
104            Springhill Suites Inn Lawton                $   3,815,262      118      3/11/2015          N/A       300
105            Preston Alpha Shopping Center               $   3,766,626      110      7/11/2014          N/A       360
106            Lakefront II                                $   3,692,834      118      3/11/2015          N/A       360
107            4035 Premier Drive                          $   3,589,348      118      3/11/2015          N/A       300
109            Mallard Landing Apartments                  $   3,575,248      114     11/11/2014          N/A       360
110            Western View on the Hill Apartments         $   3,502,573      113     10/11/2014          N/A       360
111            Cypress Run Plaza                           $   3,489,345      118      3/11/2015          N/A       300

71             Upperclassman & Thorntree Apartments              353       $  33,045         180        Actual/360
74             Lighthouse Square                                 360       $  30,569      36,000        Actual/360
75             Courtyard by Marriott Shreveport                  296       $  35,689          90        Actual/360
76             Courtyard by Marriott Texarkana                   296       $  35,689          90        Actual/360
77             Jewelers Exchange                                 357       $  29,232      66,942        Actual/360
78             Palm Court Apartments                             360       $  27,623          60        Actual/360
79             1960 Gallows Road                                 355       $  28,452      33,333        Actual/360
80             Reseda MHP                                        354       $  26,294         108        Actual/360
82             Hemby Woods Shopping Center                       298       $  31,261      54,654        Actual/360
83             CURTISS WRIGHT PORTFOLIO                          357       $  26,834                    ACTUAL/360
83a            Curtiss Wright Building IV                                                 30,349
83b            Curtiss Wright Building III                                                24,605
83c            Curtiss Wright Building II                                                 16,564
84             College Station                                   236       $  33,975      52,192        Actual/360
87             Sherwood MHP                                      360       $  25,458         176        Actual/360
89             The Regent Apartments                             360       $  26,634          84        Actual/360
90             3L Self Storage                                   356       $  25,538     115,475        Actual/360
91             Fairfield Inn Scottsdale                          296       $  28,915         132        Actual/360
92             Courtyard Garden Apartments                       356       $  24,563         184        Actual/360
93             Pine Tree Village                                 356       $  23,855      27,600        Actual/360
94             Residence Inn Shreveport Airport                  296       $  27,758          78        Actual/360
95             Deerfield Crossing Apartments                     356       $  22,114          96        Actual/360
96             Mill Pond Apartments                              356       $  22,114         120        Actual/360
97             2775 Shermer                                      299       $  25,407      94,016        Actual/360
98             Americana Estates MHP                             356       $  22,163         559        Actual/360
99             River Rock Apartments                             354       $  21,743          84        Actual/360
100            East Pointe Village                               293       $  25,164      47,744        Actual/360
101            3400 Bissonnet Building                           359       $  23,179      49,505        Actual/360
102            Wood Forest                                       354       $  21,560         152        Actual/360
103            Islander MHP                                      354       $  22,643          50        Actual/360
104            Springhill Suites Inn Lawton                      298       $  25,564          80        Actual/360
105            Preston Alpha Shopping Center                     350       $  23,670      33,655        Actual/360
106            Lakefront II                                      358       $  21,569      52,441        Actual/360
107            4035 Premier Drive                                298       $  22,150      35,268        Actual/360
109            Mallard Landing Apartments                        354       $  19,768          96        Actual/360
110            Western View on the Hill Apartments               354       $  20,236         118        Actual/360
111            Cypress Run Plaza                                 298       $  21,181      25,000        Actual/360

                                    Sch. II-9

71             Upperclassman & Thorntree Apartments                   0.02135%         11          No          Yes
74             Lighthouse Square                                      0.02135%         11          No          Yes
75             Courtyard by Marriott Shreveport                       0.02135%         11          No          Yes
76             Courtyard by Marriott Texarkana                        0.02135%         11          No          Yes
77             Jewelers Exchange                                      0.02135%         11          No          Yes
78             Palm Court Apartments                                  0.02135%         11          No          Yes
79             1960 Gallows Road                                      0.02135%         11          No          Yes
80             Reseda MHP                                             0.02135%         11          No          Yes
82             Hemby Woods Shopping Center                            0.02135%         11          No          Yes
83             CURTISS WRIGHT PORTFOLIO                               0.02135%         11          NO          YES
83a            Curtiss Wright Building IV
83b            Curtiss Wright Building III
83c            Curtiss Wright Building II
84             College Station                                        0.02135%         11          No          Yes
87             Sherwood MHP                                           0.02135%         11          No          Yes
89             The Regent Apartments                                  0.02135%         11          No          Yes
90             3L Self Storage                                        0.02135%         11          No          Yes
91             Fairfield Inn Scottsdale                               0.02135%         11          No          Yes
92             Courtyard Garden Apartments                            0.02135%         11          No          Yes
93             Pine Tree Village                                      0.02135%         11          No          Yes
94             Residence Inn Shreveport Airport                       0.02135%         11          No          Yes
95             Deerfield Crossing Apartments                          0.06135%         11          No          Yes
96             Mill Pond Apartments                                   0.06135%         11          No          Yes
97             2775 Shermer                                           0.03135%         11          No          Yes
98             Americana Estates MHP                                  0.06135%         11          No          Yes
99             River Rock Apartments                                  0.02135%         11          No          Yes
100            East Pointe Village                                    0.02135%         11          No          Yes
101            3400 Bissonnet Building                                0.02135%         11          No          Yes
102            Wood Forest                                            0.02135%         11          No          Yes
103            Islander MHP                                           0.02135%         11          No          Yes
104            Springhill Suites Inn Lawton                           0.02135%         11          No          Yes
105            Preston Alpha Shopping Center                          0.08135%         11          No          Yes
106            Lakefront II                                           0.02135%         11          No          Yes
107            4035 Premier Drive                                     0.02135%         11          No          Yes
109            Mallard Landing Apartments                             0.04135%         11          No          Yes
110            Western View on the Hill Apartments                    0.02135%         11          No          Yes
111            Cypress Run Plaza                                      0.02135%         11          No          Yes

71             Upperclassman & Thorntree Apartments               N/A            No             Fee             No             2
74             Lighthouse Square                                  N/A            No             Fee            Yes             1
75             Courtyard by Marriott Shreveport                   N/A            No             Fee             No             1
76             Courtyard by Marriott Texarkana                    N/A            No             Fee             No             1
77             Jewelers Exchange                                   No            No             Fee             No             1
78             Palm Court Apartments                               No            No             Fee             No             2
79             1960 Gallows Road                                  N/A            No             Fee             No             1
80             Reseda MHP                                         N/A            No             Fee             No             2
82             Hemby Woods Shopping Center                        N/A            No             Fee            Yes             1
83             CURTISS WRIGHT PORTFOLIO                                                                         NO             1
83a            Curtiss Wright Building IV                         N/A            No          Leasehold                         1
83b            Curtiss Wright Building III                        N/A            No          Leasehold                         1
83c            Curtiss Wright Building II                         N/A            No          Leasehold                         1
84             College Station                                    N/A            No             Fee             No             1
87             Sherwood MHP                                        No            No             Fee             No             2
89             The Regent Apartments                               No            No             Fee             No             1
90             3L Self Storage                                    N/A            No             Fee             No             1
91             Fairfield Inn Scottsdale                           N/A            No             Fee             No             1
92             Courtyard Garden Apartments                        N/A            No             Fee             No             2
93             Pine Tree Village                                  N/A            No             Fee             No             1
94             Residence Inn Shreveport Airport                   N/A            No             Fee             No             1
95             Deerfield Crossing Apartments                      N/A            No             Fee             No             2
96             Mill Pond Apartments                               N/A            No             Fee             No             2
97             2775 Shermer                                       N/A            No             Fee             No             1
98             Americana Estates MHP                              N/A            No             Fee             No             1
99             River Rock Apartments                              N/A            No             Fee             No             2
100            East Pointe Village                                N/A            No             Fee             No             1
101            3400 Bissonnet Building                            N/A            No             Fee             No             1
102            Wood Forest                                        N/A            No             Fee             No             2
103            Islander MHP                                        No            No             Fee             No             1
104            Springhill Suites Inn Lawton                       N/A            No             Fee             No             1
105            Preston Alpha Shopping Center                      N/A            No             Fee             No             1
106            Lakefront II                                       N/A            No             Fee             No             1
107            4035 Premier Drive                                 N/A            No             Fee             No             1
109            Mallard Landing Apartments                         N/A            No             Fee             No             2
110            Western View on the Hill Apartments                N/A            No             Fee             No             2
111            Cypress Run Plaza                                  N/A            No             Fee             No             1

                                    Sch. II-10

 112            SPRINGFIELD PORTFOLIO
112a            University Village                          407 West Calhoun Street
112b            Winch Lane Apartments                       1301-1305 Winch Road
112c            Governor Apartments                         1221-1223 West Governor Street
112d            420 Edwards Apartments                      420 West Edwards Street
112e            727 West Governor Apartments                727 West Governor Street
 113            Irongate Village Shopping Center            6403 Iron Bridge Road
 114            Woodland Plaza                              3510-3624 West Bell Road
 115            Cranberry Commons                           1691 Route 228
 118            622-624 Davis Street                        622-624 Davis Street
 119            Elm Street Bldg                             1361 Elm Street
 120            Regal Pointe Apartments                     6111 Willowbend Boulevard
 121            Village Court                               100 Village Court
 123            North Plaza Shopping Center                 2124 Fayetteville Road
 124            Greenbush Apartments                        104 & 110 South Brooks Street and 1013 & 1019
                                                             Milton Street
 125            South 40 RV Ranch                           3600 West Orange Grove Road
 126            3333 Beltway Place                          4001 West Sam Houston Parkway
 129            770 Middle Neck Road                        770 Middle Neck Road
 130            Food Lion Center                            2608 Main Street (US Highway 701)
 131            172 Dyckman Street                          172-178 Dyckman Street
 132            Lambertson Lakes I                          871-887 Thornton Parkway
 133            Douglas Pointe II Apartments                5525 Hyles Avenue
 134            Three Fountains Plaza                       3975-3985 Platt Springs Road
 135            4830 Hollywood Boulevard                    4830 Hollywood Boulevard
 136            Windsor Lodge Apartments                    34800 Lakeshore Boulevard
 137            Sunrise Terrace MHP                         7311 Chambers Creek Road West
 138            Houston Center Office Building              717 South Houston Avenue
 139            Hyde Park Apartments                        1410 Hyde Park Boulevard
 140            Islander Apartments                         1501-1526 North Parvin Road
 141            Buckingham Village MHC                      2910 Pat Booker Road
 142            Office Depot Murfreesboro                   620 Ridgely Road
 143            Villa Bonita Apartments                     4727 Willis Avenue
 144            727 Fairview Drive                          727 Fairview Drive
 145            New Britain                                 205, 215, 225 & 235 North Street
 146            Webbs Plaza                                 850 3rd Avenue South & 331 8th Street South
 147            CVS Crabapple                               12070 Crabapple Road
 148            Columbia Village Shopping Center            6452, 6454, and 6562-6570 South Federal Way

                                    Sch. II-11

 112            SPRINGFIELD PORTFOLIO                                                          6.0700%     6.04865%   $   3,375,000
112a            University Village                        Springfield            IL   62702
112b            Winch Lane Apartments                     Springfield            IL   62702
112c            Governor Apartments                       Springfield            IL   62704
112d            420 Edwards Apartments                    Springfield            IL   62704
112e            727 West Governor Apartments              Springfiled            IL   62704
 113            Irongate Village Shopping Center          Richmond               VA   23234    5.7500%     5.72865%   $   3,360,000
 114            Woodland Plaza                            Glendale               AZ   85308    5.4000%     5.37865%   $   3,350,000
 115            Cranberry Commons                         Cranberry Township     PA   16066    5.7000%     5.63865%   $   3,200,000
 118            622-624 Davis Street                      Evanston               IL   60201    5.7400%     5.71865%   $   3,075,000
 119            Elm Street Bldg                           Manchester             NH   03101    5.8900%     5.86865%   $   3,000,000
 120            Regal Pointe Apartments                   Houston                TX   77096    5.5300%     5.50865%   $   3,000,000
 121            Village Court                             Hazlet                 NJ   07730    5.6400%     5.61865%   $   2,870,000
 123            North Plaza Shopping Center               Rockingham             NC   28379    5.3800%     5.35865%   $   2,500,000
 124            Greenbush Apartments                      Madison                WI   53715    5.0800%     5.05865%   $   2,500,000
 125            South 40 RV Ranch                         Tucson                 AZ   85741    5.2200%     5.19865%   $   2,400,000
 126            3333 Beltway Place                        Houston                TX   77043    6.1500%     6.12865%   $   2,400,000
 129            770 Middle Neck Road                      Great Neck             NY   11024    5.7000%     5.67865%   $   2,300,000
 130            Food Lion Center                          Conway                 SC   29526    5.7500%     5.72865%   $   2,250,000
 131            172 Dyckman Street                        New York               NY   10040    4.6700%     4.64865%   $   2,250,000
 132            Lambertson Lakes I                        Thornton               CO   80229    5.3500%     5.26865%   $   2,200,000
 133            Douglas Pointe II Apartments              Hammond                IN   46320    5.5700%     5.54865%   $   2,150,000
 134            Three Fountains Plaza                     West Columbia          SC   29170    5.7800%     5.75865%   $   2,080,000
 135            4830 Hollywood Boulevard                  Los Angeles            CA   90027    5.5900%     5.56865%   $   2,000,000
 136            Windsor Lodge Apartments                  Eastlake               OH   44095    5.7200%     5.69865%   $   1,950,000
 137            Sunrise Terrace MHP                       University Place       WA   98467    5.7400%     5.71865%   $   1,925,000
 138            Houston Center Office Building            Tulsa                  OK   74127    5.9300%     5.90865%   $   1,925,000
 139            Hyde Park Apartments                      Houston                TX   77006    5.7100%     5.68865%   $   1,900,000
 140            Islander Apartments                       Kansas City            MO   64116    5.6000%     5.57865%   $   1,900,000
 141            Buckingham Village MHC                    Universal City         TX   78148    5.6000%     5.57865%   $   1,880,000
 142            Office Depot Murfreesboro                 Murfreesboro           TN   37129    5.4400%     5.41865%   $   1,825,000
 143            Villa Bonita Apartments                   Sherman Oaks           CA   91403    5.1300%     5.10865%   $   1,800,000
 144            727 Fairview Drive                        Carson City            NV   89701    6.0900%     6.06865%   $   1,750,000
 145            New Britain                               New Britain            CT   06051    5.6500%     5.62865%   $   1,615,000
 146            Webbs Plaza                               Saint Petersburg       FL   33701    5.6500%     5.62865%   $   1,600,000
 147            CVS Crabapple                             Roswell                GA   30075    5.4000%     5.37865%   $   1,600,000
 148            Columbia Village Shopping Center          Boise                  ID   83706    5.5000%     5.47865%   $   1,600,000

 112            SPRINGFIELD PORTFOLIO                          $   3,365,912      118      3/11/2015          N/A       300
112a            University Village
112b            Winch Lane Apartments
112c            Governor Apartments
112d            420 Edwards Apartments
112e            727 West Governor Apartments
 113            Irongate Village Shopping Center               $   3,336,186      113     10/11/2014          N/A       360
 114            Woodland Plaza                                 $   3,327,839      114     11/11/2014          N/A       360
 115            Cranberry Commons                              $   3,183,491      70       3/11/2011          N/A       360
 118            622-624 Davis Street                           $   3,037,903      108      5/11/2014          N/A       360
 119            Elm Street Bldg                                $   2,994,378      118      3/11/2015          N/A       360
 120            Regal Pointe Apartments                        $   2,986,849      80       1/11/2012          N/A       360
 121            Village Court                                  $   2,855,016      115     12/11/2014          N/A       360
 123            North Plaza Shopping Center                    $   2,500,000      118      3/11/2015          N/A       360
 124            Greenbush Apartments                           $   2,488,086      116      1/11/2015          N/A       360
 125            South 40 RV Ranch                              $   2,383,562      54      11/11/2009          N/A       360
 126            3333 Beltway Place                             $   2,379,939      111      8/11/2014          N/A       360
 129            770 Middle Neck Road                           $   2,295,506      119      4/11/2015          N/A       360
 130            Food Lion Center                               $   2,239,465      117      2/11/2015          N/A       300
 131            172 Dyckman Street                             $   2,232,892      78      11/11/2011          N/A       360
 132            Lambertson Lakes I                             $   2,192,205      117      2/11/2015          N/A       360
 133            Douglas Pointe II Apartments                   $   2,150,000      120      5/11/2015          N/A       360
 134            Three Fountains Plaza                          $   2,061,217      111      8/11/2014          N/A       360
 135            4830 Hollywood Boulevard                       $   1,994,152      118      3/11/2015          N/A       300
 136            Windsor Lodge Apartments                       $   1,941,751      118      3/11/2015          N/A       360
 137            Sunrise Terrace MHP                            $   1,918,618      117      2/11/2015          N/A       360
 138            Houston Center Office Building                 $   1,913,525      114     11/11/2014          N/A       360
 139            Hyde Park Apartments                           $   1,890,217      115     12/11/2014          N/A       360
 140            Islander Apartments                            $   1,882,607      114     11/11/2014          N/A       300
 141            Buckingham Village MHC                         $   1,860,124      77      10/11/2011          N/A       300
 142            Office Depot Murfreesboro                      $   1,825,000      115     12/11/2034   12/11/2014  Interest Only
 143            Villa Bonita Apartments                        $   1,797,889      118      3/11/2015          N/A       360
 144            727 Fairview Drive                             $   1,744,536      119      4/11/2015          N/A       360
 145            New Britain                                    $   1,609,563      57       2/11/2010          N/A       360
 146            Webbs Plaza                                    $   1,593,142      117      2/11/2015          N/A       360
 147            CVS Crabapple                                  $   1,592,814      116      1/11/2015          N/A       360
 148            Columbia Village Shopping Center               $   1,591,412      116      1/11/2015          N/A       360

 112            SPRINGFIELD PORTFOLIO                               298       $  21,890                    ACTUAL/360
112a            University Village                                                               30
112b            Winch Lane Apartments                                                            32
112c            Governor Apartments                                                              24
112d            420 Edwards Apartments                                                           22
112e            727 West Governor Apartments                                                     15
 113            Irongate Village Shopping Center                    353       $  19,608      57,830        Actual/360
 114            Woodland Plaza                                      354       $  18,811      39,530        Actual/360
 115            Cranberry Commons                                   355       $  18,573      16,750        Actual/360
 118            622-624 Davis Street                                348       $  17,925      20,915        Actual/360
 119            Elm Street Bldg                                     358       $  17,775      42,636        Actual/360
 120            Regal Pointe Apartments                             356       $  17,090         140        Actual/360
 121            Village Court                                       355       $  16,549      28,245        Actual/360
 123            North Plaza Shopping Center                         360       $  14,007      42,200        Actual/360
 124            Greenbush Apartments                                356       $  13,543          74        Actual/360
 125            South 40 RV Ranch                                   354       $  13,208         233        Actual/360
 126            3333 Beltway Place                                  351       $  14,621      23,631        Actual/360
 129            770 Middle Neck Road                                358       $  13,349      29,415        Actual/360
 130            Food Lion Center                                    297       $  14,155      49,985        Actual/360
 131            172 Dyckman Street                                  354       $  11,629      10,000        Actual/360
 132            Lambertson Lakes I                                  357       $  12,285      13,465        Actual/360
 133            Douglas Pointe II Apartments                        360       $  12,302         112        Actual/360
 134            Three Fountains Plaza                               351       $  12,178      41,450        Actual/360
 135            4830 Hollywood Boulevard                            298       $  12,389      18,083        Actual/360
 136            Windsor Lodge Apartments                            356       $  11,343          80        Actual/360
 137            Sunrise Terrace MHP                                 357       $  11,222          53        Actual/360
 138            Houston Center Office Building                      354       $  11,455      50,417        Actual/360
 139            Hyde Park Apartments                                355       $  11,040          37        Actual/360
 140            Islander Apartments                                 294       $  11,781      57,689        Actual/360
 141            Buckingham Village MHC                              293       $  11,657         130        Actual/360
 142            Office Depot Murfreesboro                      Interest Only  $   8,388      19,010        Actual/360
 143            Villa Bonita Apartments                             359       $   9,806          39        Actual/360
 144            727 Fairview Drive                                  357       $  10,594      20,577        Actual/360
 145            New Britain                                         357       $   9,322          40        Actual/360
 146            Webbs Plaza                                         356       $   9,236      18,358        Actual/360
 147            CVS Crabapple                                       356       $   8,984      10,125        Actual/360
 148            Columbia Village Shopping Center                    355       $   9,085      14,368        Actual/360

                                    Sch. II-12

 112            SPRINGFIELD PORTFOLIO                             0.02135%         11          NO          YES
112a            University Village                                                                                      N/A
112b            Winch Lane Apartments                                                                                   N/A
112c            Governor Apartments                                                                                     N/A
112d            420 Edwards Apartments                                                                                  N/A
112e            727 West Governor Apartments                                                                            N/A
 113            Irongate Village Shopping Center                  0.02135%         11          No          Yes          N/A
 114            Woodland Plaza                                    0.02135%         11          No          Yes          N/A
 115            Cranberry Commons                                 0.06135%         11          No          Yes          N/A
 118            622-624 Davis Street                              0.02135%         11          No          Yes          N/A
 119            Elm Street Bldg                                   0.02135%         11          No          Yes          N/A
 120            Regal Pointe Apartments                           0.02135%         11          No           No          N/A
 121            Village Court                                     0.02135%         11          No          Yes          N/A
 123            North Plaza Shopping Center                       0.02135%         11          No          Yes          N/A
 124            Greenbush Apartments                              0.02135%         11          No          Yes          N/A
 125            South 40 RV Ranch                                 0.02135%         11          No          Yes          N/A
 126            3333 Beltway Place                                0.02135%         11          No          Yes          N/A
 129            770 Middle Neck Road                              0.02135%         11          No          Yes          N/A
 130            Food Lion Center                                  0.02135%         11          No          Yes          N/A
 131            172 Dyckman Street                                0.02135%         11          No          Yes          N/A
 132            Lambertson Lakes I                                0.08135%         11          No          Yes          N/A
 133            Douglas Pointe II Apartments                      0.02135%         11          No          Yes          N/A
 134            Three Fountains Plaza                             0.02135%         11          No          Yes          N/A
 135            4830 Hollywood Boulevard                          0.02135%         11          No          Yes           No
 136            Windsor Lodge Apartments                          0.02135%         11          No          Yes          N/A
 137            Sunrise Terrace MHP                               0.02135%         11          No          Yes           No
 138            Houston Center Office Building                    0.02135%         11          No          Yes          N/A
 139            Hyde Park Apartments                              0.02135%         11          No          Yes          N/A
 140            Islander Apartments                               0.02135%         11          No          Yes          N/A
 141            Buckingham Village MHC                            0.02135%         11          No          Yes          N/A
 142            Office Depot Murfreesboro                         0.02135%         11         Yes          Yes          N/A
 143            Villa Bonita Apartments                           0.02135%         11          No           No           No
 144            727 Fairview Drive                                0.02135%         11          No          Yes           No
 145            New Britain                                       0.02135%         11          No          Yes          N/A
 146            Webbs Plaza                                       0.02135%         11          No          Yes          N/A
 147            CVS Crabapple                                     0.02135%         11          No          Yes          N/A
 148            Columbia Village Shopping Center                  0.02135%         11          No          Yes          N/A

 112            SPRINGFIELD PORTFOLIO                                                              NO             2
112a            University Village                                 Yes             Fee                            2
112b            Winch Lane Apartments                              Yes             Fee                            2
112c            Governor Apartments                                Yes             Fee                            2
112d            420 Edwards Apartments                             Yes             Fee                            2
112e            727 West Governor Apartments                       Yes             Fee                            2
 113            Irongate Village Shopping Center                   Yes             Fee             No             1
 114            Woodland Plaza                                      No             Fee             No             1
 115            Cranberry Commons                                   No             Fee             No             1
 118            622-624 Davis Street                                No             Fee             No             1
 119            Elm Street Bldg                                    Yes             Fee             No             1
 120            Regal Pointe Apartments                            Yes             Fee             No             2
 121            Village Court                                      Yes             Fee             No             1
 123            North Plaza Shopping Center                         No             Fee             No             1
 124            Greenbush Apartments                                No             Fee             No             2
 125            South 40 RV Ranch                                   No             Fee             No             1
 126            3333 Beltway Place                                  No             Fee             No             1
 129            770 Middle Neck Road                               Yes             Fee             No             1
 130            Food Lion Center                                   Yes          Leasehold          No             1
 131            172 Dyckman Street                                  No             Fee             No             1
 132            Lambertson Lakes I                                  No             Fee             No             1
 133            Douglas Pointe II Apartments                       Yes             Fee             No             2
 134            Three Fountains Plaza                               No             Fee             No             1
 135            4830 Hollywood Boulevard                           Yes             Fee             No             1
 136            Windsor Lodge Apartments                           Yes             Fee             No             2
 137            Sunrise Terrace MHP                                Yes             Fee             No             1
 138            Houston Center Office Building                     Yes             Fee             No             1
 139            Hyde Park Apartments                               Yes             Fee             No             2
 140            Islander Apartments                                Yes             Fee             No             2
 141            Buckingham Village MHC                             Yes             Fee             No             1
 142            Office Depot Murfreesboro                           No             Fee             No             1
 143            Villa Bonita Apartments                             No             Fee             No             1
 144            727 Fairview Drive                                 Yes             Fee             No             1
 145            New Britain                                        Yes             Fee             No             2
 146            Webbs Plaza                                        Yes             Fee             No             1
 147            CVS Crabapple                                       No             Fee             No             1
 148            Columbia Village Shopping Center                    No             Fee             No             1

                                    Sch. II-13

149             Fishermans Cove MHC                         36100 Dockside Place
150             Montgomery Office Building                  9549 Montgomery Road
151             Office Depot Milford                        275 Rivers Edge Drive
152             1995-2001 Coney Island Avenue               1995-2001 Coney Island Avenue
153             Chestnut Hill Apartments                    108 Northampton Road
154             Virginia Place                              832 Virginia Avenue and 801 Doug Davis Drive
155             Old School Square Office                    75 Northwest 1st Avenue
156             Sugarbush Plaza Shopping Center             2398-2450 Franklin Road
157             Green Sky Retail Center                     1805 South Padre Island Drive
158             Broadway Commons Plaza                      5231 Broadway Street
159             Lake Park Colonial Apartments               1865 Edgewood Avenue
160             Shady Oaks MHP                              5812 Cedars Road
161             Fox Creek MHC                               One Fox Creek Lane
162             Anders Lane                                 2103-2105 Anders Lane
163             581 Central Park Avenue                     579-585 Central Park Avenue South & 797-805
                                                             Yonkers Avenue
164             Little Turtle Apartments                    1350 Pamela Street
165             Frederick Arms Apartments                   457 White Drive
166             Gold Hill MHP                               771 Gold Hill Road
167             Museum Place                                1116 Banks Street
168             Park Square Apartments                      1620 Gladstone Street and 1960 Blaine Street

                                    Sch. II-14

149             Fishermans Cove MHC                     Dade City              FL   33525    5.5700%     5.54865%   $   1,560,000
150             Montgomery Office Building              Cincinnati             OH   45242    6.0500%     6.02865%   $   1,535,000
151             Office Depot Milford                    Milford                OH   45150    5.4400%     5.41865%   $   1,500,000
152             1995-2001 Coney Island Avenue           Brooklyn               NY   11223    6.3600%     6.33865%   $   1,500,000
153             Chestnut Hill Apartments                Amsterdam              NY   12010    5.9000%     5.87865%   $   1,400,000
154             Virginia Place                          Hapeville              GA   30354    5.9900%     5.96865%   $   1,325,000
155             Old School Square Office                Delray Beach           FL   33444    5.6900%     5.66865%   $   1,200,000
156             Sugarbush Plaza Shopping Center         Bloomfield Hills       MI   48302    5.7300%     5.70865%   $   1,200,000
157             Green Sky Retail Center                 Corpus Christi         TX   78416    5.5500%     5.52865%   $   1,131,000
158             Broadway Commons Plaza                  San Antonio            TX   78209    5.6300%     5.60865%   $   1,100,000
159             Lake Park Colonial Apartments           Jacksonville           FL   32208    5.8300%     5.80865%   $   1,100,000
160             Shady Oaks MHP                          Redding                CA   96001    5.7500%     5.72865%   $   1,100,000
161             Fox Creek MHC                           Labadie                MO   63055    5.5100%     5.48865%   $   1,008,000
162             Anders Lane                             Kemah                  TX   77565    6.1500%     6.12865%   $   1,000,000
163             581 Central Park Avenue                 Yonkers                NY   10704    4.6700%     4.64865%   $   1,000,000
164             Little Turtle Apartments                Leesburg               FL   34748    5.9500%     5.92865%   $   1,000,000
165             Frederick Arms Apartments               Tallahassee            FL   32304    5.9400%     5.91865%   $     900,000
166             Gold Hill MHP                           Newcastle              CA   95658    5.8300%     5.80865%   $     900,000
167             Museum Place                            Houston                TX   77006    6.0000%     5.97865%   $     750,000
168             Park Square Apartments                  Detroit                MI   48206    6.8800%     6.85865%   $     550,000

149             Fishermans Cove MHC                            $   1,560,000      80       1/11/2012          N/A       360
150             Montgomery Office Building                     $   1,526,141      116      1/11/2015          N/A       300
151             Office Depot Milford                           $   1,500,000      115     12/11/2034   12/11/2014  Interest Only
152             1995-2001 Coney Island Avenue                  $   1,487,823      54      11/11/2009          N/A       300
153             Chestnut Hill Apartments                       $   1,397,382      118      3/11/2015          N/A       360
154             Virginia Place                                 $   1,323,678      118      3/11/2015          N/A       360
155             Old School Square Office                       $   1,197,650      119      4/11/2015          N/A       360
156             Sugarbush Plaza Shopping Center                $   1,192,729      117      2/11/2015          N/A       300
157             Green Sky Retail Center                        $   1,128,717      118      3/11/2015          N/A       360
158             Broadway Commons Plaza                         $   1,097,818      118      3/11/2015          N/A       360
159             Lake Park Colonial Apartments                  $   1,096,913      118      3/11/2015          N/A       300
160             Shady Oaks MHP                                 $   1,095,373      56       1/11/2010          N/A       360
161             Fox Creek MHC                                  $   1,005,947      119      4/11/2015          N/A       360
162             Anders Lane                                    $     996,101      116      1/11/2015          N/A       360
163             581 Central Park Avenue                        $     992,396      78      11/11/2011          N/A       360
164             Little Turtle Apartments                       $     991,335      114     11/11/2014          N/A       300
165             Frederick Arms Apartments                      $     897,521      118      3/11/2015          N/A       300
166             Gold Hill MHP                                  $     897,062      57       2/11/2010          N/A       360
167             Museum Place                                   $     743,530      111      8/11/2014          N/A       360
168             Park Square Apartments                         $     546,929      173     10/11/2019          N/A       360

149             Fishermans Cove MHC                                 360       $   8,926         100        Actual/360
150             Montgomery Office Building                          296       $   9,937      15,300        Actual/360
151             Office Depot Milford                           Interest Only  $   6,894      18,000        Actual/360
152             1995-2001 Coney Island Avenue                       294       $   9,997       8,000        Actual/360
153             Chestnut Hill Apartments                            358       $   8,304          68        Actual/360
154             Virginia Place                                      359       $   7,936       9,900        Actual/360
155             Old School Square Office                            358       $   6,957       8,918        Actual/360
156             Sugarbush Plaza Shopping Center                     296       $   7,535      10,660        Actual/360
157             Green Sky Retail Center                             358       $   6,457       9,717        Actual/360
158             Broadway Commons Plaza                              358       $   6,336       8,062        Actual/360
159             Lake Park Colonial Apartments                       298       $   6,973          54        Actual/360
160             Shady Oaks MHP                                      356       $   6,419          51        Actual/360
161             Fox Creek MHC                                       358       $   5,730          49        Actual/360
162             Anders Lane                                         356       $   6,092      25,500        Actual/360
163             581 Central Park Avenue                             354       $   5,168       7,534        Actual/360
164             Little Turtle Apartments                            294       $   6,412          38        Actual/360
165             Frederick Arms Apartments                           298       $   5,766          30        Actual/360
166             Gold Hill MHP                                       357       $   5,298          31        Actual/360
167             Museum Place                                        351       $   4,497          24        Actual/360
168             Park Square Apartments                              353       $   3,615          38        Actual/360

                                    Sch. II-15

149             Fishermans Cove MHC                        0.02135%         11          No          Yes          N/A
150             Montgomery Office Building                 0.02135%         11          No          Yes          N/A
151             Office Depot Milford                       0.02135%         11         Yes          Yes          N/A
152             1995-2001 Coney Island Avenue              0.02135%         11          No           No          N/A
153             Chestnut Hill Apartments                   0.02135%         11          No          Yes          N/A
154             Virginia Place                             0.02135%         11          No          Yes          N/A
155             Old School Square Office                   0.02135%         11          No          Yes          N/A
156             Sugarbush Plaza Shopping Center            0.02135%         11          No          Yes          N/A
157             Green Sky Retail Center                    0.02135%         11          No          Yes          N/A
158             Broadway Commons Plaza                     0.02135%         11          No          Yes          N/A
159             Lake Park Colonial Apartments              0.02135%         11          No          Yes          N/A
160             Shady Oaks MHP                             0.02135%         11          No          Yes           No
161             Fox Creek MHC                              0.02135%         11          No          Yes          N/A
162             Anders Lane                                0.02135%         11          No          Yes          N/A
163             581 Central Park Avenue                    0.02135%         11          No          Yes          N/A
164             Little Turtle Apartments                   0.02135%         11          No          Yes          N/A
165             Frederick Arms Apartments                  0.02135%         11          No          Yes          N/A
166             Gold Hill MHP                              0.02135%         11          No          Yes           No
167             Museum Place                               0.02135%         11          No          Yes          N/A
168             Park Square Apartments                     0.02135%         11          No          Yes          N/A

149             Fishermans Cove MHC                              Yes             Fee             No             2
150             Montgomery Office Building                        No             Fee             No             1
151             Office Depot Milford                              No             Fee             No             1
152             1995-2001 Coney Island Avenue                    Yes             Fee             No             2
153             Chestnut Hill Apartments                         Yes             Fee             No             2
154             Virginia Place                                    No             Fee             No             1
155             Old School Square Office                         Yes             Fee             No             1
156             Sugarbush Plaza Shopping Center                  Yes             Fee             No             1
157             Green Sky Retail Center                          Yes             Fee             No             1
158             Broadway Commons Plaza                           Yes          Leasehold          No             1
159             Lake Park Colonial Apartments                    Yes             Fee             No             2
160             Shady Oaks MHP                                   Yes             Fee             No             1
161             Fox Creek MHC                                    Yes             Fee             No             2
162             Anders Lane                                       No             Fee             No             1
163             581 Central Park Avenue                           No             Fee             No             1
164             Little Turtle Apartments                         Yes             Fee             No             2
165             Frederick Arms Apartments                        Yes             Fee             No             2
166             Gold Hill MHP                                    Yes             Fee             No             1
167             Museum Place                                     Yes             Fee             No             2
168             Park Square Apartments                           Yes             Fee             No             2

                                    Sch. II-16

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

MORTGAGE
 GROUP:     PROPERTY/PORTFOLIO NAME(S):
--------    ---------------------------
   1.       Spectrum Portfolio (SP - 414 North Orleans, SP - 820 North Orleans,
            SP - 350 North LaSalle, SP - 311 West Superior, SP - 400 West Erie,
            and SP - 750 North Orleans)

   2.       Yorktown Apartments and Bluffs of Berkshire Apartments

   3.       Bexley at Lake Norman and Addison Kings Crossing V

   4.       Newport Apartments, Sunchase Apartments and Benchmark Apartments

   5.       Tri-Valley Plaza and Cottonwood Plaza

                                   Sch. III-1

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                     None.


                                   Sch. IV-1

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

          Reference is made to the Representations and Warranties set forth in EXHIBIT A attached hereto corresponding to the paragraph numbers set forth below:

REPRESENTATION NO. (v):

     In the case of the Mortgage Loan identified as Villa Bonita Apartments, the Mortgage Property was approved and a certificate of occupancy issued for thirty-six (36) units. However, the Mortgage Property contains thirty-nine (39) units, because the additional three (3) units were created after the certificate of occupancy was issued. Thus, at least three (3) units and potentially as many as six (6) units either do not have a certificate of occupancy or do not have a valid certificate of occupancy. Law and ordinance insurance has been obtained for the affected units.

REPRESENTATION NO. (xxiii):

     In the case of the Mortgage Loan identified as Foods Co., the Foods Co. lease is based on a triple-net structure. The tenant is under an unconditional obligation to pay rent under such lease, the result of which is that the related Borrower is not under any obligation to provide rental loss insurance (the tenant maintains rental loss insurance for 12 months).

REPRESENTATION NO. (xxvii):

     In the case of the Mortgage Loan identified as Woodland Plaza, a drywell located on the related Mortgaged Property has been contaminated by an adjacent property owner who has been found to wash its petroleum and solvent residues onto the Mortgaged Property. This issue has been mitigated by mortgagee requiring Borrower to provide mortgagee within sixty (60) days of the closing of the Mortgage Loan evidence of the following: (i) written notice to the adjacent owner identifying the condition and requesting that the adjacent owner take all necessary steps to report, clean up and correct the condition; and (ii) written notice from Borrower or the adjacent property owner to the appropriate state agency, advising them of the condition. Borrower has further covenanted to deliver to mortgagee any notices or material information that are obtained as a result of the notices described herein.

REPRESENTATION NO. (xxviii):

     In the case of the Mortgage Loans known as 6200 Gessner Apartments, Benchmark Apartment, Berkshire Crossing Apartments, Bluffs of Berkshire Apartments, Indigo on Forest Apartments, Newport Apartments, Providence Apartments, Sunchase Apartments and Yorktown Apartments, the due on sale provision has been modified so as to accommodate the mezzanine indebtedness, but any foreclosure of the pledged partnership of membership interest or rights to distributions from the related Borrower must be undertaken consistent with the requirements of the intercreditor agreement with mortgagee.

                                    Sch. V-1

     In the case of the Mortgage Loans identified as Deerfield Crossing Apartments, Mallard Landing Apartments, Mill Pond Apartments and Windsor Place Apartments, the related Mortgage Loan Documents permit a one-time transfer of the related Mortgaged Property from the Borrower to an affiliate thereof, subject to the assumption of the Mortgage Loan by the affiliated buyer and the satisfaction of certain conditions specified in the Mortgage Loan Documents, including that (i) the existing members of Borrower have substantially the same percentage ownership interests in the affiliate buyer or the ownership of the affiliate buyer shall otherwise be acceptable to mortgagee in its sole discretion and (ii) Miller-Valentine Partners Ltd. (the manager of the related Mortgaged Property as of origination) or an affiliate remains responsible for the management and control of such Mortgaged Property and of the affiliate buyer.

REPRESENTATION NO. (xxxvii):

     In the case of the Mortgage Loan identified as Southlake Pavilion I & II, the related Mortgage Loan Documents do not initially require that the related Borrower be a Single-Purpose Entity, but do require a roll-up into a Single-Purpose Entity on or before January 31, 2006. The Borrowers include individuals, a California limited liability company, the trustees of a family planning trust, and a single purpose California limited liability company.

     In the case of the Mortgage Loan identified as Office Depot Shopping Center, Borrower's organizational documents do not contain required "single-purpose entity" provisions but limitations on the activities of Borrower and separateness provisions were incorporated into the organizational documents of the general partner who is given complete control of the Borrower. Borrower is also subject to various "single-purpose entity" covenants which are contained in the related Mortgage Loan Documents. Furthermore, Borrower is permitted in addition to the Mortgaged Property to be the fee simple owner of certain additional real property and related improvements (collectively, the "Other Property"):

        Property                                Estimated Value     Current Debt
        --------                                ---------------     ------------
        Single Tenant NTW Store                 $  1,000,000.00     $ 200,000.00

        Single Tenant Merchants Tire Store      $  1,000,000.00     $       0.00

        160,000 sq. ft. Single Tenant
        Burlington Coat Factory on 13 acres     $  2,000,000.00     $       0.00

        Four acres of land in which Borrower
        owns 1/2 of joint venture               $    500,000.00     $       0.00

        30 acres of vacant land
        to be used for condominium
        project at Montpelier Hills             $    750,000.00     $       0.00

                                    Sch. V-2

Borrower shall be permitted to maintain its ownership interest in the Other Property during the term of the Loan and may incur (i) unsecured trade and operational debt in the ordinary course of business for the operation of the Other Property and (ii) indebtedness secured by the individual properties comprising the Other Property in an amount not to exceed the current debt attributable to such property as set forth in the table above without being deemed to be in violation of the "single-purpose entity" covenants.

     In the case of the Mortgage Loan identified as Union Woods, the related Mortgage Loan Documents do not require that the related Borrower be a Single-Purpose Entity, but the Borrower may transfer the Mortgaged Property into one or two Single-Purpose Entities. Failure to so transfer the Mortgaged Property does not constitute a default. The Borrowers are co-trustees of two separate California estate trusts.

REPRESENTATION NO. (xl):

     In the case of the Mortgage Loan identified as 2775 Shermer, the Borrower's monthly tax impounds will include any other property that constitutes the same tax parcel of that the Mortgaged Property is a part, as a tax split takes effect on the day the condominium declaration is filed, but separate tax numbers are not issued for two years.

     In the case of the Mortgage Loan identified as 3333 Beltway Place, the Mortgaged Property is currently taxed together with an adjacent property. The Mortgaged Property and the adjacent property consist of one building separated by a party wall (covered by a party wall agreement). Borrower is in the process of requesting that the Mortgaged Property be assessed and taxed as a separate parcel. Mortgagee has established a $36,761 escrow reserve in this regard.

     In the case of the Mortgage Loan identified as Plymouth Industrial Center, the related Mortgaged Property is part but not all of a tax lot. A separate tax lot application has been made for each condominium unit; the entire tax lot's assessments are taken into account in calculating the impound account deposits.

REPRESENTATION NO. (xlvii):

     In the case of the Mortgage Loan identified as Americo - Science Place and State Farm, in the event of a casualty affecting in excess of 60% of the value of any one of the individual Mortgaged Properties, that particular Mortgaged Property may be released from the lien of the related Mortgage provided that no default exists under the related Mortgage Loan Documents and the Borrower pays to lender an amount equal to the greater of (a) the insurance proceeds for such casualty or (b) the allocated loan amount of that particular Mortgaged Property.

REPRESENTATION NO. (l):

     In the case of the Mortgage Loan identified as Southlake Pavilion I & II, Rhodes, Inc. has filed for protection under Chapter 11 of the U.S. Bankruptcy Code as of November, 2004.

                                    Sch. V-3

REPRESENTATION NO. (li):

     In the case of the Mortgage Loan identified as Providence Apartments, the Mortgaged Property is nonconforming as to parking as it is deficient 41 spaces. There is adequate space at the site to restripe to add the additional spaces required to bring the Mortgaged Property into conformity.

     In the case of the Mortgage Loan identified as Indigo on Forest Apartments, the Mortgaged Property is nonconforming as to parking as it is deficient 31 spaces on Tract 1, 17 spaces on Tract 2 and 16 spaces on Tract 3. There is adequate space at the site to restripe, reconfigure and repave to add the additional spaces required to bring the Mortgaged Property into conformity.

     In the case of the Mortgage Loan identified as Newport Apartments, the Mortgaged Property is nonconforming as to parking as it is deficient 18 spaces. There is adequate space at the site to restripe to add the additional spaces required to bring the Mortgaged Property into conformity.

                                    Sch. V-4

                                                                       EXHIBIT A

                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

          For purposes of these representations and warranties, the phrase "to the knowledge of Seller" or "to Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of Seller. Wherever there is a reference to receipt by, or possession of, Seller of any information or documents, or to any action taken by Seller or not taken by Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either Seller or any servicer acting on its behalf.

          Seller hereby represents and warrants, subject to the exceptions set forth in the Exception Report annexed to this Agreement as SCHEDULE V, with respect to the Mortgage Loans that as of the date hereinbelow specified or, if no such date is specified, as of the date of this Agreement:

          (i) Immediately prior to the sale, transfer and assignment to Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to Seller), participation or pledge, and Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

          (ii)      Each Mortgage Loan was:

          (A) originated by a savings and loan association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including Seller, a "Qualified Originator");

          (B) if originated by a person which is not a Qualified Originator (any such person, a "NON-QUALIFIED ORIGINATOR"), then:

               1. such Mortgage Loan was underwritten in accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                                    Exh. A-1

               2. the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

               3. the Mortgage Loan was originated by the Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

               4. the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                       (x) such closing documents reflect the Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                       (y) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                       (z) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

          (C) originated by a Qualified Originator or an officer of a Qualified Originator provided a certificate to the effect that such Mortgage Loan was originated using the same procedures that Seller used as a Qualified Originator.

                                    Exh. A-2

          (iii) Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

          (iv) Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

          (v) To Seller's knowledge, based on the related Borrower's representations and covenants in the related Mortgage Loan Documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the Borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and, to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

          (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related Borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (vii) The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related Borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

          (viii) Each related assignment of Mortgage from Seller to the Trustee and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and

                                    Exh. A-3
address of the assignee and any related recording information, which is not yet available to Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from Seller to the Trustee constitutes the legal, valid and binding assignment from Seller to the Trustee, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (ix) Since origination (A) except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (B) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

          (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that, in the case of each of the CBA Mortgage Loans, respectively, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection;

          (xi) Seller has not taken any action that would cause the representations and warranties made by the related Borrower in the related Mortgage Loan Documents not to be true;

                                    Exh. A-4

          (xii) Seller has no knowledge that the material representations and warranties made by the related Borrower in the related Mortgage Loan Documents are not true in any material respect;

          (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related Borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the named mortgagee and its successors and assigns (as sole insured) as to such lien, subject only to (A) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (D) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (E) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the mortgage instrument for that other Mortgage Loan and (F) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (ITEMS (A), (B), (C), (D), (E) and (F) collectively, "PERMITTED ENCUMBRANCES"), and except that, in the case of each of the CBA Mortgage Loans, respectively, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

          (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

                                    Exh. A-5

          (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this paragraph (xv) revealed any immediate repair items, then one of the following is true: (A) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (B) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (C) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (1) $50,000 and (2) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

          (xvi) Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

          (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the related Anticipated Repayment Date;

          (xviii)   Each Mortgage Loan is a whole loan, and neither the Mortgage
Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

          (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

          (xx) Neither Seller nor, to Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has

                                    Exh. A-6
been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

          (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

          (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, all such escrows and deposits are being conveyed by Seller to Depositor and identified as such with appropriate detail, and any and all requirements for the disbursement of any such escrows that have been disbursed on or prior to the date hereof have been complied with in all material respects;

          (xxiii)   Each related Mortgaged Property is insured by a fire and
extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and
(ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Cut-off Date Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's

                                    Exh. A-7
failure to do so, authorizes the lender to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

          (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B), would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by Seller elsewhere in this EXHIBIT A or the Exception Report;

          (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

          (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the Borrower which would interfere with such right to foreclose, except, in the case of either (A) or
(B), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No Borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

          (xxvii)   At origination, each Borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; and the related Borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan. A Phase I environmental report (or, with respect to residential cooperative loans with an original principal balance of $350,000 or less, a transaction screen meeting ASTM standards) and, with respect to certain Mortgage Loans, a Phase II

                                    Exh. A-8
environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report (or transaction screen) did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report (or transaction screen), then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related Borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related Borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the Borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impaired property environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such secured creditor impaired property environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, and has a term extending not less than five years after the maturity date of the related Mortgage Loan; the premiums for such policies have been paid in full; the Trustee is named as an insured under each of such policies; and Seller has delivered to the insurer all related environmental reports in its possession. To Seller's knowledge, in reliance on the environmental reports referred to in the second sentence of this PARAGRAPH (xxvii) and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

          (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly

                                    Exh. A-9
transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the Borrower or, if the related Mortgaged Property is a residential cooperative property, transfers of stock of the related Borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the related Borrower to other persons who by virtue of such transfers become tenant-shareholders in the related Borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), a majority interest in the related Borrower is directly or indirectly transferred or sold;

          (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related Borrower's operations at the Mortgaged Property;

          (xxx) The information pertaining to the Mortgage Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-off
Date);

          (xxxi) With respect to any Mortgage Loan where all or any portion of the estate of the related Borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, Seller represents and warrants that:

          (D) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

          (E) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and

                                    Exh. A-10
               that any such action without such consent is not binding on the lender, its successors or assigns;

          (F) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

          (G) Based on the title insurance policy (or binding commitment therefor) obtained by Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

          (H) Under the terms of the ground lease, the ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

          (I) The ground lease is in full force and effect, Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

          (J) The ground lease or ancillary agreement, which is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

          (K) The lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

          (L) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

          (M) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender

                                    Exh. A-11
               or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

          (N) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and

          (O) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

          (xxxii)   With respect to any Mortgage Loan where all or a material
portion of the estate of the related Borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related Borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

                                    Exh. A-12

          (xxxiii) Except in the case of each of the CBA Mortgage Loans, respectively, with respect to those Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to Depositor hereunder;

          (xxxiv)   Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

          (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; PROVIDED that the fair market value of the real property must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (B) shall be made on an aggregated basis);

          (xxxvi)   There are no subordinate mortgages encumbering the related
Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, in this Exhibit A or in the Exception Report;

          (xxxvii) Except in cases where the related Mortgaged Property is a residential cooperative property, the Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related Borrower be a Single-Purpose Entity (for this purpose, "SINGLE-PURPOSE ENTITY" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To Seller's actual knowledge, each Borrower has fully complied with the requirements of the related Note and Mortgage and Borrower's organizational documents regarding Single-Purpose Entity status;

          (xxxviii) Except in cases where the related Mortgaged Property is a residential cooperative property, each Mortgage Loan prohibits the related Borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the Borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and

                                    Exh. A-13
equipment financings in the ordinary course of Borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

          (xxxix)   Each Borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

          (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

          (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the Borrower to maintain flood insurance, or at such Borrower's failure to do so, authorizes the lender to maintain such insurance at the cost and expense of the Borrower and such insurance is in full force and effect in an amount not less than the lesser of
(A) the replacement cost of the material improvements on such Mortgaged Property, (B) the balance of the Mortgage Loan and (C) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

          (xlii) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related Borrower, no fees are payable to such trustee, and such fees payable are payable by the Borrower;

          (xliii)   Except as disclosed in the Exception Report to this
Agreement, to the knowledge of Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any Borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Borrower's ability to perform under the related Mortgage Loan;

          (xliv) No advance of funds has been made by Seller to the related Borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to Seller's knowledge, been received from any person other than, or on behalf of, the related Borrower, for, or on account of, payments due on the Mortgage Loan;

                                    Exh. A-14

          (xlv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

          (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

          (xlvii)   Except as disclosed in the Exception Report or the
Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple, non-contiguous real properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (C) releases of unimproved out-parcels or (D) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

          (xlviii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

          (xlix) Each UCC Financing Statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each assignment, if any, of such UCC Financing Statement to Seller was, and each assignment, if any, of such UCC Financing Statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to Seller) is, in suitable form for filing in the filing office in which such UCC Financing Statement was filed;

          (l) To Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect

                                    Exh. A-15
and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related Borrower that could give rise to the termination of such lease;

          (li) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to Mortgage Loans with a Cut-off Date Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

          (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges with respect to such Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

          (liii) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the Borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the Borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the Borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the Borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the Borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the Borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

          (liv) The Mortgage Loan Documents for each Mortgage Loan provide that the related Borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation

                                    Exh. A-16
awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and
(D) fraud by the related Borrower; PROVIDED that, with respect to CLAUSE (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement; and PROVIDED, FURTHER, that, if the related Mortgaged Property is a residential cooperative property, then the subject Mortgage Loan is fully recourse to the Borrower;

          (lv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

          (lvi) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same Borrower and to Borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Cut-off Date Principal Balances of all of the mortgage loans (including the Mortgage Loans) sold to Depositor by Column Financial, Inc. and KeyBank National Association pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of May 1, 2005, between Depositor and Column Financial, Inc. and KeyBank National Association, respectively, as of the Cut-off Date;

          (lvii) Except for the Mortgage Loans with an initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to Seller's actual knowledge, had no interest, direct or indirect, in the Borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

          (lviii)   Each Mortgage Loan bears interest at a rate that remains
fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          (lix) With respect to the Mortgaged Property related to the Mortgage Loan identified on the Mortgage Loan Schedule as [[name hospitality properties]], to Seller's knowledge as of the date of the Mortgage Loan's origination, all related franchise agreements were in full force and effect and there were no defaults thereunder.

                                    Exh. A-17

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK   )
                    )   ss.:
COUNTY OF NEW YORK  )

          ____________________________, being duly sworn, deposes and says:

          1. that he is an authorized signatory of Column Financial, Inc. ("COLUMN");

          2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "MORTGAGE") on the premises known as ______________ ______________ located in ______________;

          3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

          a note in the original sum of $______________ made by ______________, to _______________, under date of ______________ (the "NOTE");

          4.      that the Note is now owned and held by _______________;

          5. that the copy of the Note attached hereto is a true and correct copy thereof;

          6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

          7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

          8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2005-C2 (the "TRUSTEE") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.

                                    Exh. B-1

                              COLUMN FINANCIAL, INC.


                              By:
                                 ---------------------------
                              Name:
                              Title:

Sworn to before me this _____

day of __________, 2005

                                    Exh. B-2